SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant |X|

              Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement
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     14a-6(e)(2))
|X| Definitive Proxy Statement
 -
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   PACIFIC HEALTH CARE ORGANIZATION INC.
                   -------------------------------------
             (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                          1280 Bison, Suite B9-596
                         Newport, California 92660


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Pacific Health Care
Organization, Inc., (the "Company") will be held at the Little America Hotel, located at 500 South Main Street in Salt Lake City, Utah on November 18, 2005, at 7:00 a.m., local time, for the following purposes:

     1.   To elect three directors to the Company's Board of Directors;

     2. To ratify the appointment of Chisholm, Bierwolf & Nilson as the independent registered public accounting firm of the Company for the 2005 fiscal year;

     3. To approve the Pacific Health Care Organization, Inc., 2005 Stock Option Plan; and

     4. To transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our Board of Directors has fixed the close of business on October 21, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at the Company's headquarters, 1280 Bison, Suite B9-596, Newport Beach, California 92660.

     All Company stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting of Stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                              By order of the President,

                              /S/ Tom Kubota


October 20, 2005              Tom Kubota, President

















                                     2

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                          1280 Bison, Suite B9-596
                         Newport, California 92660

                              PROXY STATEMENT

GENERAL

     SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Pacific Health Care Organization, Inc., a Utah corporation, in connection with the solicitation of proxies by our President for use at the Annual Meeting of Stockholders to be held at the Little America Hotel, located at 500 South Main Street in Salt Lake City, Utah at 7:00 a.m., local time, on November 18, 2005, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about October 27, 2005.

     COST OF SOLICITATION. The Company will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Company common stock.

     OUTSTANDING VOTING SHARES. Company stockholders of record at the close of business on October 21, 2005, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had 15,427,759 shares of common stock outstanding, which are its only securities entitled to vote at the meeting, each share being entitled to one vote.

     VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under the Company's Bylaws, Proposals 2, 3 and 4 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. With respect to Proposal 1 votes may be cast by a stockholder in favor of the nominee or withheld or an alternative candidate may be written in. With respect to Proposals 2, 3 and 4 votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

     Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved




     VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by the President of the Company prior to the Annual Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of the Board of Directors and FOR Proposals 2, 3 and 4. You may revoke your proxy by giving written notice of revocation to the Company Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Annual Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                                PROPOSAL ONE

                            ELECTION OF DIRECTOR

     Our Bylaws provide that our Board of Directors will consist of not less than two nor more than seven persons, the exact number to be fixed from time-to-time by the Board of Directors. Currently, the Board of Directors has four members. The Directors have decided to fix the number of directorships at three for the upcoming year. Management has nominated three individuals to serve as Directors to serve as Directors for a one-year term expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2006, and until their successors are duly elected and qualified. Mr. Tom Kubota, Mr. Donald Hellwig and Mr. Thomas Iwanski, have been nominated by management to stand for election as Directors, all of whom currently serve as directors of the Company. Mr. Roush has not been nominated by the management to stand for re-election to the Board of Directors.

     Nominees

     Set forth below is certain information as of October 11, 2005, concerning the nominees for election at the 2005 Annual Meeting and our current officers, including the business experience of each for at least the past five years:


                              Present Position                   Director
Name                Age       With the Company                   Since
----                ----      ----------------                   --------
Tom Kubota          66        Director                           September 2000
                              President and Interim Secretary
Donald Hellwig      64        Director                           January 2005
                              Chief Financial Officer

Thomas Iwanski      47        Director                           November 2004





                                     2


     TOM KUBOTA. Mr. Kubota has thirty years of experience in the investment banking, securities and corporate finance field. He held the position of Vice President at Drexel Burnham Lambert; at Stem, Frank, Meyer and Fox; and at Cantor Fitzgerald. Mr. Kubota is the president of Nanko Corporation, which specializes in capital formation services for high technology and natural resources companies. He has expertise in counseling emerging public companies and has previously served as a director of both private and public companies. For the last five years, Mr. Kubota has been primarily engaged in running the Company and Fabrics International. Mr. Kubota is currently the CEO of Fabrics International.

     DONALD HELLWIG. Mr. Hellwig has been primarily engaged as a self-employed accountant for the last fifteen years working with various businesses and high net worth individuals. Mr. Hellwig received an Associates of Arts in 1961 from Santa Monica City College and a Bachelors of Science degree from UCLA in 1964 in Business Administration with an emphasis in accounting. Prior to being self employed Mr. Hellwig held various positions with several companies such as Chief Accountant at Continental Airlines and the Manager of Accounting at Flying Tiger Lines.

     THOMAS IWANSKI. Since February 2003, Mr. Iwanski has served as a Special Advisor to the CEO of Procom Technology, Inc., where he plays a prominent role in the development and implementation of business and financial strategies. During the past five years Mr. Iwanski has also served in various positions including, Vice President Finance, Chief Financial Officer, Director and Secretary for a number of companies, including Cognet, Inc., NetVantage, Inc., Kimalink, Inc., Xponent Photonics, Inc., Prolong, Inc., and Memlink, Inc. Mr. Iwanski also has approximately ten years of public accounting experience having worked for KPMG, LLP, as a Senior Audit Manager and a Certified Public Accountant. Mr. Iwanski received a Bachelor of Business Administration from the University of Wisconsin-Madison in 1980.

     There are no family relationships among the current members of the Board of Directors nor with the nominees to the Board of Directors.

     Management does not expect that any of the nominees will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by management.

     VOTE REQUIRED

     Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the Annual Meeting will vote all shares represented by such proxies for the election of the nominee named therein as director. Should any of the nominee become unable or unwilling to accept nomination or election, it is intended that the person acting under the proxy will vote for the election, in the nominee's stead, of such other person as the President of the Company may recommend. The President has no reason to believe that the nominee will be unable or unwilling to stand for election or to serve if elected. Should you desire to elect an individual other than the nominee listed in this proxy statement, you may write in that individual in the space provided on your proxy.


                                     3

          OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
       VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE TO SERVE ON THE
                        COMPANY'S BOARD OF DIRECTORS

      SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

         As of October 11, 2005, the Company had 15,427,759 shares of its common stock issued and outstanding. The following table sets forth the beneficial ownership of Company common stock as of that date, of each director, nominee, the President, the other executive officers, and for all directors and executive officers as a group.

---------------------------------------------------------------------------

                                       Shares of      Percentage
Name                                   Common Stock   of Class
---------------------------------------------------------------------------
Tom Kubota*                                2,153,931       13.9%

Donald Hellwig                                 3,000        0.0%

Thomas Iwanski                                     0        0.0%

---------------------------------------------------------------------------
All directors, nominees and executive
officers as a group (3 persons):           2,156,931       13.9%

---------------------------------------------------------------------------

     *The number of shares attributed to Mr. Kubota include 1,702,305 shares held of record by Nanko Investments, Inc. Mr. Kubota is the president of Nanko Investments, Inc. As such, Mr. Kubota may be deemed to have voting and/or investment power over the shares held by Nanko
Investments and therefore may be deemed to be the beneficial owner of those shares.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of October 11, 2005, the persons named below were, to the knowledge of the Board of Directors of the Company, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.

---------------------------------------------------------------------------
                                       Shares of      Percentage
Name                                   Common Stock   of Class
---------------------------------------------------------------------------
Peter G. Alexakis                          1,083,333        7.0%
Amafin Trust                               1,500,000        9.7%
Eurifa Anstalt                               900,000        5.8%
Donald P. Balzano                          1,083,335        7.0%
Manfred Heeb                               1,445,982        9.4%
Auric Stiftung                             1,500,000        9.7%
Marvin Teitelbaum                          1,083,333        7.0%
William Rifkin                             1,083,333        7.0%
Janet Zand                                 1,083,333        7.0%
---------------------------------------------------------------------------
TOTAL                                     10,762,649       69.6%
---------------------------------------------------------------------------


                                     4

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Directors, executive officers and beneficial owners of greater than 10% of the Company's outstanding common stock are required to comply with
Section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. Form 3 is an initial statement of ownership of securities, Form 4 is to report changes in beneficial ownership and Form 5 is an annual statement of changes in beneficial ownership.

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to the most recent fiscal year, it appears that Mr. Kubota, Mr. Roush, Mr. Iwanski and Mr. Hellwig inadvertently failed to timely file Form 3s disclosing the initial statement of ownership. Messers. Kubota, Iwanski and Hellwig intend to file such statements. To the Company's knowledge none of the aforementioned individuals purchased or sold shares during the year ended December 31, 2004

     EXECUTIVE COMPENSATION

     The following chart sets forth the compensation paid to each Executive Officer and Director of the Company during the last three fiscal years:

                       Long Term Compensation             Long Term      Compensation
                                                             Awards           Payouts

                                                     Restr                        All
Name &                                               icted              LTIP    Other
Principal                                   Compen   Stock  Options   Payout   Compen
Position           Year   Salary    Bonus   sation  Awards  /SARs #      ($)   sation
-------------------------------------------------------------------------------------

Tom Kubota         2004      -0-      -0-      -0-     -0-      -0-      -0-      -0-
President, CEO     2003    3,700(1)   -0-      -0-     -0-      -0-      -0-      -0-
Director           2002      -0-      -0-      -0-     -0-      -0-      -0-      -0-

Donald Hellwig     2004      -0-      -0-      -0-     -0-      -0-      -0-      -0-
CFO                2003      -0-      -0-      -0-     -0-      -0-      -0-      -0-
                   2002      -0-      -0-      -0-     -0-      -0-      -0-      -0-

Donald Balzano     2004  165,338      -0-      -0-     -0-      -0-               -0-            -0-
CEO of Company     2003  132,000      -0-      -0-     -0-      -0-      -0-      -0-
Subsidiary Medex   2002  104,000      -0-      -0-     -0-      -0-      -0-      -0-

Doug Hikawa        2004  135,234      -0-      -0-     -0-  350,000(2)   -0-      -0-
VP of Company      2003  100,000      -0-      -0-     -0-      -0-      -0-      -0-
Subsidiary Medex   2002   70,000      -0-      -0-     -0-   50,000(3)   -0-      -0-



                                     5

     (1) Tom Kubota provided consulting services to the Company through Nanko Investments, Inc., his private consulting business, which services were performed and payments disbursed prior to the reverse acquisition of Medex. This amount represents funds paid by the Company to Nanko Investments, Inc. These services were provided on terms at least as favorable as could have been negotiated with an independent third party.

     (2) Doug Hikawa was issued stock options to purchase up to 350,000 shares of restricted common stock in October 2004. The option are exercisable over a three year term, with the right to purchase 100,000 restricted shares for $.05 per share vesting upon the date of grant; the right to purchase an additional an additional 100,000 restricted shares for $.10 per share vesting one year from the date of grant and the right to purchase the remaining 150,000 restricted shares for $.20 per share vesting on the two years from the date of grant. None of Mr. Hikawa's options have been exercised to date.

     (3) Doug Hikawa was granted stock options to purchase up to 50,000 shares of restricted common stock in August 2002 pursuant to the Company's stock option plan. 50% or 25,000 of the options granted vested upon the date of grant and an additional 25% of the options granted vested on the one year anniversary of the grant and the remaining 25% of the options granted will vest on the two year anniversary of the date of grant. The options are exercisable at $.05 per share. None of Mr. Hikawa's options have been exercised to date.

COMPENSATION OF DIRECTORS

     Beginning in the 2005 fiscal year, we have compensated each board member $300 per board meeting he attends.

     Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval. None of the officers and directors of the Company have employment agreements with the Company.

     In the past three years no executive officer has received any amounts in connection with his resignation, retirement, or other termination. No executive officer received any amounts in the last three years in connection with a change in control of the Company of a change in the executive officer's responsibilities after a change in control.


                                     6

     The Company has no retirement, pension, or benefit plan at the present time, however, the Board of Directors may adopt plans as it deems to be reasonable under the circumstances.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our business is managed under the direction of our Board of Directors pursuant to the Utah Revised Business Corporations Act and our Bylaws. Our Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. Our Board is kept advised of the Company's business through regular interaction with the President and other officers of the Company and through reviewing materials provided to them and by participating in Board meetings.

     During fiscal year ended December 31, 2004, there were three meetings of the Board of Directors. Mr. Roush did not attend two of the meetings, otherwise other meetings of the Board of Directors were fully attended.

     Our shares are quoted on the OTC Bulletin Board. Since we are not a listed issuer, we are not subject to various requirements of the Securities and Exchange Commission or certain self-regulatory bodies such as Nasdaq or the American Stock Exchange, which require our Board of Directors to establish and maintain an audit committee, compensation committee and nominating committee. As a result, we do not have standing audit, nominating or compensation committees of our Board of Directors, or committees performing similar functions.


                                PROPOSAL TWO

                       RATIFICATION OF APPOINTMENT OF
              INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

     The firm of Chisholm, Bierwolf & Nilson served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2004. Management recommends the Company retain the services of Chisholm, Bierwolf & Nilson to continue in their capacity as the Company's independent registered public accounting firm for the 2004 fiscal year is submitting this matter to shareholders for their approval.

     AUDIT FEES

     Principal accounting fees for professional services rendered to the Company by Chisholm, Bierwolf & Nilson for the years ended December 31, 2004 and 2003, are summarized as follows:


                                                   2004           2003
---------------------------------------------------------------------------
     Audit                                      $31,574        $21,528
     Audit related                                    -              -
     Tax                                              -              -
     All other                                   $3,647         $1,296
---------------------------------------------------------------------------
     Total                                      $43,357        $22,824
===========================================================================

                                     7

     AUDIT FEES. Audit fees were for professional services rendered in connection with the Company's annual financial statement audits and quarterly reviews of financial statements for filing with the Securities and Exchange Commission.

     OTHER FEES. Other fees were for EDGAR filing services provided to the Company.

     BOARD OF DIRECTORS PRE-APPROVAL POLICIES AND PROCEDURES. At its regularly scheduled and special meetings, the Board of Directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

     In the event of a negative vote, the selection of another independent certified public accounting firm will be made by the Board of Directors. A representative of Chisholm, Bierwolf & Nilson is expected to be present at the Annual Meeting. In the event a representative is present he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions. Notwithstanding approval by the shareholders, the Board or Directors shall have the right to replace the auditors at any time.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO, APPOINTING CHISHOLM, BIERWOLF & NILSON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTANTS FOR FISCAL 2005.

                               PROPOSAL THREE

            APPROVE THE PACIFIC HEALTH CARE ORGANIZATION, INC.,
                           2005 STOCK OPTION PLAN

     DESCRIPTION OF THE PACIFIC HEALTH CARE ORGANIZATION, INC., 2005 STOCK OPTION PLAN

     The Board of Directors has drafted the Pacific Health Care Organization, Inc., 2005 Stock Option Plan, (the "Plan"), a copy of which is attached to this proxy statement as Annex A, for approval by the Company's stockholders. A copy of the plan will also be available for inspection at the Company's principal executive offices for a period of ten days preceding the date of the Annual Meeting. Under the Plan, key employees, advisors and consultants of the Company, (including directors and officers who are employees) may be granted options to purchase shares of Company common stock.


                                     8

     The Plan permits the granting of 1,000,000 shares of common stock, none of which have been granted, at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the common stock that is subject to the option. Further, no Incentive Stock Option may be granted to an employee owning common stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. The par value of the Company's common stock is presently $0.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by the Board, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code.

     ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, the Board determines the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and interprets the Plan and makes such rules or procedures as the Board may deem proper.

     Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by the Board. The Compensation Committee, or if there is none, the Board, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the Plan shall be exercisable within six months of the date of grant without approval of the Compensation Committee or the Board. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash.

     Under the Plan, if the employment of any person to whom an option is granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.


                                     9

     FEDERAL INCOME TAX CONSEQUENCES

     With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of our Common Stock on the date of exercise of the option over the option price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year that includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

     With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) we will be allowed no deduction for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by our company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.


                                     10

     CHANGES IN PLAN

     The Plan may be terminated, suspended, or modified at any time by the Board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the Company's shareholders. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

     Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE TO
            APPROVE THE PACIFIC HEALTH CARE ORGANIZATION, INC.,
                           2005 STOCK OPTION PLAN

                               OTHER MATTERS

     The Board of Directors knows of no other matters that are to be presented for action at the Annual Meeting of Stockholders other than those set forth above. If any other matters properly come before the Annual Meeting of Stockholders, the person named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     2005 SHAREHOLDER PROPOSALS

     If you wish to include a proposal in the Proxy Statement for the 2005 Annual Meeting of Stockholders, your written proposal must be received by the Company no later than September 15, 2006. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Utah and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, Pacific Health Care Organization, Inc., 1280 Bison, Suite B9-596, Newport Beach, California 92660.

     For each matter that you wish to bring before the meeting, provide the following information:

     (a) a brief description of the business and the reason for bringing it to the meeting;
     (b)  your name and record address;
     (c)  the number of shares of Company stock which you own; and
     (d) any material interest (such as financial or personal interest) that you have in the matter.

                                     11


         SELECTED INFORMATION FROM OUR ANNUAL REPORT ON FORM 10-KSB
             FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
               ON APRIL 14, 2004 AND OUR QUARTERLY REPORT ON
                    FORM 10-QSB FILED ON AUGUST 15, 2005

DESCRIPTION OF BUSINESS
-----------------------

     HISTORY OF THE COMPANY
     ----------------------

     Pacific Health Care Organization, Inc. (the "Company") was incorporated under the laws of the State of Utah on April 17, 1970 under the name Clear Air, Inc. The Company was organized and authorized to pursue any lawful purpose or purposes. The Company amended its Articles of Incorporation on September 26, 2000, to effect a seventy-five for one reverse split, and to change the authorized common stock to 50,000,000 shares, par value of $0.001. The Company later amended its Articles of Incorporation on October 30, 2000, changing its name to Immunoclin International, Inc. Due to complications in the proposed business, the Company again amended its Articles of Incorporation on January 31, 2001, changing its name to Pacific Health Care Organization, Inc. In connection with the January 2001 name change, a new board of directors was put in place and new management was subsequently appointed.

     The Company has had limited business operations since the early 1990's, has not generated any significant revenues and was engaged in searching for business opportunities until 2001. Management believes that the Company has identified a significant opportunity within the Workers' Compensation industry in the State of California.

     On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange in which the Company acquired all of the outstanding shares of Medex in exchange for 6,500,000 shares of the Company. The acquisition of Medex by the Company was accounted for as a reverse acquisition, with Medex being considered the accounting acquirer. Medex had limited operations and was primarily engaged in making application for California State licenses to operate as a Health Care Organization for the three years prior to the acquisition. Medex is now a wholly owned subsidiary of the Company. In addition, the Company formed Workers' Compensation Assistance, Inc. ("WCA"), a California corporation on August 14, 2001, which is also a wholly owned subsidiary. WCA does not have any operations to date, and the principal business of the Company is the business of Medex.


     INDUSTRY BACKGROUND
     -------------------

     The California legislature passed Assembly Bill 110 ("AB 110" or the "bill") in July of 1993 and later deregulated the premiums paid by employers for Workers' Compensation insurance. These two events have given rise to the business of the Company.


                                     12

     AB 110 was a collaboration of efforts from both employers and organizations, such as plaintiffs' attorneys who represent injured workers, in an effort to curtail employers from leaving California due to escalating Workers' Compensation costs. The bill addresses the problem of rising medical costs associated with poor quality care to the injured worker. Two of the major problems with the existing system, as identified by the legislature, were fraud and the lack of a managed care program that allowed control of the quality of medical care of an injured worker beyond thirty days. As a result, the bill created a new health care delivery body to solve the unique medical and legal issues of Workers' Compensation. These new entities are called Health Care Organizations ("HCO"). The HCOs are networks of health care professionals specializing in the treatment of workplace injuries and in back-to-work rehabilitation and training. An HCO does not waive the statutory obligation of companies to either possess workers' compensation insurance or qualify as self- insured.

     HCOs were created to appeal to employees, while providing substantial savings to employers. This is accomplished by providing high quality medical care and increasing the length of time employers are involved in the medical care provided to injured workers. The increased length in control is designed to decrease the incidence of fraudulent claims and disability awards and is also based upon the notion that if there is more control over medical treatment there will be more control over costs, and subsequently, more control over getting injured workers back on the job. This increase in control is intended to reduce the costs of claims and thereby reduce workers' compensation premiums.

     In addition, the legislature requires that employers who use HCOs give employees a choice of HCOs or managed care physicians for treatment. It is anticipated that this will increase quality and give employees a fair say in their treatment.

     Prior to the passing of the bill, premiums paid by employers were fixed by law at a rate that was only dependent upon the occupation of the workers covered under the policy. An additional measure enacted by the California legislature deregulated the premiums paid by employers. This encouraged competition for market share of the Workers' Compensation insurance business. The increased competition initially drove premiums down to levels that were not sustainable. In response, insurers have hiked insurance premiums. Drastically rising premiums are forcing employers to search for alternative Workers' Compensation programs such as the HCOs created by AB 110.




     CERTIFICATION PROCESS
     ---------------------

     All applications for HCO license certification are processed by the California Department of Industrial Relations ("DIR"). The application process is time consuming and requires descriptions of applicant's organization and planned methods of operation.

                                     13


     The applicant for the HCO license must develop a contracted network of providers for all of the necessary medical services that injured workers may need. This network must be developed to the satisfaction of the DIR. Given the wide range of medical providers needed over a large geographical area, this is a significant undertaking. The network of providers must be under contract with the HCO applicant and be willing to provide the various services in their specialty. All contracts must be approved by the DIR so as to assure the best of care will be provided to the injured worker.

     Next, the HCO applicant must develop committees of providers that will ensure the injured worker receives the best of care. This requirement includes the development of Quality Assurance, Utilization, Work Safety, Educational and Grievance committees.

     Finally, an HCO applicant must demonstrate to the DIR's satisfaction that it has the resources necessary to manage and administer a large network of providers. To establish the HCO applicant's ability to administer a network, it requires the applicant to furnish the details of its operating system to the DIR in writing.

     The Company's wholly owned subsidiary Medex received its first HCO license on March 15, 1997, for its network of primary care providers. Medex later received a second HCO license on October 10, 2000, for its network of primary and specialized care providers.




     BUSINESS OF THE COMPANY
     -----------------------

     The principle business of the Company is that of its wholly owned subsidiary Medex. Medex is in the business of managing and administering Health Care Organizations. As mentioned previously, these HCOs are networks of medical providers established to serve the Workers' Compensation industry. The California legislature mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications are necessary to be competitive. Instead of aligning with a competitor, the Company elected to go through the lengthy application process with the DIR twice and has subsequently received certification to operate two separate HCOs. While there is no longer a statutory requirement to offer two HCOs to employers Medex continues to retain its two certifications, so that employer clients have the option of offering one or two HCOs to their employees. The Company believes its ability to offer two HCOs gives potential clients greater choice, which is favored by a number of employers, especially those with certified bargaining units.

     Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

     The two HCO certifications obtained by the Company cover the entire
state of California.   This geographical area has a multi-billion dollar
annual medical and indemnity Workers' Compensation cost. The two HCO networks have contracted with over 3,200 individual providers and clinics, as well as, hospitals, pharmacies, rehabilitation centers and other ancillary services making the Company's HCOs capable of providing comprehensive medical services throughout this region. The Company is developing these networks and further extending its Workers' Compensation business into a statewide entity.


                                     14

     The Company, by virtue of its continued certification as an HCO, is statutorily deemed to be qualified as an approved Medical Provider Network
(MPN) as created by SB 899, and are effective as of January 1, 2005. It is anticipated that a significant number of employer clients will avail themselves of the MPN program rather than the HCO program; others will utilize the provisions of the HCO program, while still others will use both in conjunction with each other.

     The Company is currently in continued discussions with insurance brokers, carriers, third party administrators, managed care organizations and with representatives of larger employers, both as partners and potential clients. Based on potential cost savings to employers and the approximately fourteen million workers eligible for the services of the Company, the Company expects that a significant number of employers will
sign contracts with the Company to provide services.   The Company expects
the amount per enrollee it will charge employers will likely vary based upon factors such as employer history and exposure to risk; for instance, a construction company would likely pay more than a payroll service company. In addition, employers who have thousands of enrollees are more likely to get a discount. Because of the relatively new HCO market, and even though the Company makes every effort to charge a sufficient enrollee fee to cover costs and to make a profit, however, there is no assurance that the Company will always properly evaluate the risks associated with each employer or charge sufficient enrollee fees to cover its operational costs and/or be profitable. The Company carefully analyzes each employer prior to quoting an enrollee fee. In the event the Company charges per enrollee fees that are inadequate to cover operational costs, then the Company may not be able to continue business operations.

     The Company does not anticipate large capital expenditures. Rather, it has contracted with many medical providers, and therefore, equipment such as x-ray machines are not paid for by the Company. The Company will have fixed costs such as liability insurance and other usual costs of running an office.


     PHYSICIANS
     ----------

     The Company strives to select physicians known for excellence and experience in providing Workers' Compensation care. Two of the Company's founders have been active in the southern California medical community for many years, and as a result, the Company has been able to recruit physicians with superlative credentials and reputations.

     The Company has also recruited physicians and allied health workers who reflect the ethnic and cultural diversity of California, thus enabling injured workers to readily find a physician who speaks their native tongue. The Company believes this is a benefit for injured workers and will assist in ensuring a prompt return to the workplace.


                                     15

     HCO COMMITTEES
     --------------

          The Company has organized seven committees in compliance with AB 110 to provide the best possible care to injured workers. The following briefly describes each committee:

Quality Assurance.
------------------
As the name implies this committee is charged with the responsibility of monitoring the quality of care that the HCO providers are delivering to the employees. The Company's Quality Assurance committee consists of fifteen separate functioning entities. The ultimate oversight and responsibility for this committee is maintained by the Medical Director.

Utilization Review.
-------------------
This committee is responsible for monitoring Provider/Enrollee utilization of health care services under the plan. The activities are reflected in reports documenting examinations of procedures, provider use patterns and other matters. This committee is comprised of seven provider physicians.

Case Management.
----------------
The Case Management committee ("CMC") is charged with working with both the injured worker and the employers to coordinate return to work issues. For example, seeking light duties for an injured worker rather than allowing a protracted period of disability. The Company's ability to compress the time frame between an injured worker's first report of injury and return to work is the most critical factor in the management of Workers' Compensation care. The number of work days the employee misses due to disability translates into great costs to the employer, through medical costs, loss of productivity, the need to hire temporary help and disability insurance indemnity payments. The caseworker will become an intermediary between the physician, employer and employee by coordinating the return of the worker to a position he or she is capable of carrying out while recovering.

Work Safety.
------------
The Company believes that the best method to treat work related injuries is to prevent them from occurring. This committee is a workplace safety conditions and health committee that makes suggestions for ways to improve workplace conditions and to promote healthy habits. This committee seeks to promote safety and health by providing training workers and employers in methods of avoiding work place injuries. For instance, training may include safe methods to lift heavy objects, proper use of safety equipment and safe operation of machinery. In addition, if agreeable to employer and employee, the Company can provide drug and alcohol testing to attempt to mitigate injuries that may be caused by these problems. Furthermore, the Company may provide anonymous referral service for drug and alcohol treatment services.

Grievance.
----------
This committee informs employees upon enrollment and annually thereafter of procedures for processing and resolving grievances. This includes the location and telephone number where grievances may be submitted and where complaint forms are available to employees. The Company establishes procedures for continuously reviewing the quality of care, performance of medical personnel and utilization of services to prevent causes for complaint.

                                     16

Provider Licensing & Performance Review.
----------------------------------------
Contracting with a high quality professional staff is critical in creating a Workers' Compensation health care delivery system because in Workers' Compensation the physician performs additional unique tasks. A Workers' Compensation physician must understand the requirements of a patient's job to make informed return-to-work recommendations and the physician needs to know how to make impairment ratings and be willing to testify in disputed cases. In addition, the physician must be a healer and patient's advocate. These additional demands make it necessary to use different criteria to select Workers' Compensation physicians. The Company monitors the performance of network physicians. Physicians who produce high quality, cost effective health care are provided with more patients, while physicians who do not are eliminated from the network.

Physicians' Continuing Education.
---------------------------------
Physicians are trained in the latest theories and techniques in treating workplace injuries. Protocols and treatment plan suggestions are distributed to providers on the basis of results of outcome studies as established by the State of California's Division of Workers' Compensation, the Medical Disability Advisor and through the State of California's Industrial Medical Protocols as they are published.

     HOSPITALS
     ---------

     The Company has been successful in creating relationships with some of the premier medical centers throughout California. The relationships established with medical centers are not for access or service as they provide access and service to all. Rather, these relationships are maintained by the Company to provide services to the Company's HCO enrollees.

     ANCILLARY SERVICES
     ------------------

     The Company has contracted a full range of ancillary services to cover all requirements of the California Department of Corporations and Department of Industrial Relations. This includes interpreter services, ambulances, physical therapy, occupational therapy, pharmacies and much more. The ancillary services are vital to ensure there is a complete network capable of independently providing all care that may be necessary.

     COMPETITION
     -----------

     Although the Company is one of the first commercial enterprises capable of offering HCO services, there are new companies that are currently setting up similar services as those being offered by the Company. Many of these competitors may have greater financial, research and marketing experience and resources than the Company, and will represent substantial long-term competition. In California there are currently nineteen certified health care organization licenses (two of which belong to the Company) issued to twelve companies, although only eight are actively utilizing their HCO certifications. This translates into seven direct HCO competitors, with Comp Partners being the largest.

     The Company plans to gain a competitive advantage by marketing itself as a legal medical organization not just a medical company. The Company's CEO and Medical Director are both attorneys and members of the California Bar. In addition, the Company is the only HCO that directly contracts with a network of providers based on quality determinations rather than the provision of discounted medical services. The Company believes this is advantageous because they can market a direct relationship with providers who have demonstrated expertise in treating work related injuries and writing credible medical reports, rather than relying on third party relationships or those based upon discounts alone.

                                     17

     SB 899, signed on April 19, 2004, created Medical Provider Networks
(MPNs), to be effective on and after January 1, 2005. The statute deems the Medex network, as a certified HCO is already approved as an MPN. It is anticipated that Medex will offer both HCO and MPN programs to potential clients, as well as an HCO/MPN hybrid model that will give Medex a competitive advantage, because of the manner in which the network was created.

     EMPLOYEES
     ---------

     The Company, through its subsidiary, currently has eight full time employees and twelve part-time employees. In addition, the officers and directors work on a part time, as needed, basis with no commitment for full time employment. Over the next twelve months, the Company anticipates hiring additional employees as needed and as revenues and operations warrant.

DESCRIPTION OF PROPERTY
-----------------------

     PROPERTY & FACILITIES
     ---------------------

     The Company's executive offices are located in Newport Beach, California. The Company's subsidiary Medex leases approximately 3,504 square feet of office space in Long Beach, California. Under the terms of the lease Medex is required to pay $6,189.70 per month through February of 2004, $6,307.20 from March of 2004 through February of 2005 and $6,482.40 from March of 2005 through February of 2006. There is no provision in the lease for extension or renewal but the Company anticipates it will be able to renew or secure other office space on similar terms if it is required to do so. The Company does not anticipate needing any additional office space in the next twelve months. If the need arises, the Company believes it will be able to secure additional office space on acceptable terms. The Company does not own or lease any other property.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND OTHER SHAREHOLDER
MATTERS
-------------------------------------------------------------------------

The Company's shares are currently traded on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol PHCO. As of October 11, 2005, the Company had approximately 1080 shareholders holding 15,427,759 common shares.


                                     18

     The published bid and ask quotations from January 1, 2003, through December 31, 2004, are included in the chart below. These quotations represent prices between dealers and do not include retail markup, markdown or commissions. In addition, these quotations do not represent actual transactions.

                                     BID PRICES               ASK PRICES
                                 HIGH          LOW        HIGH          LOW
     2004
     First Quarter                .16          .16        1.01         1.01
     Second Quarter               .16          .16        1.01         1.01
     Third Quarter                .16          .16        1.01         1.01
     Fourth Quarter               .16          .16        1.01          .50

     2003
     First Quarter                .05          .05        1.01         1.01
     Second Quarter               .05          .05        1.01         1.01
     Third Quarter                .06          .05        1.01         1.01
     Fourth Quarter               .16          .06        1.01         1.01

     The above quotations, as provided by the Pink Sheets, LLC., represent prices between dealers and do not include retail markup, markdown or commission. In addition, these quotations do not represent any actual transactions.


CASH DIVIDENDS
--------------

     The Company has not declared a cash dividend on any class of common equity in the last two fiscal years. There are no restrictions on the Company's ability to pay cash dividends, other than state law that may be applicable; those limit the ability to pay out all earnings as dividends. The Board of Directors does not, however, anticipate paying any dividends in the foreseeable future; it intends to retain the earnings that could be distributed, if any, for the operations, expansion and development of its business.


SECURITIES FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
-------------------------------------------------------

Plan category         Number of securities   Weighted-average    Number of securities
                      to be issued upon      exercise price of   remaining available
                      exercise of            outstanding          for future issuance
                      outstanding options,   options, warrants   under equity
                      warrants and rights    and rights          compensation plans
                                                                 (excluding
                                                                 securities reflected
                                                                 in columns (a))
                                          19

-------------------------------------------------------------------------------------
                            (a)                    (b)                 (c)
-------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders             66,250                 $0.05             915,000
-------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders       1,167,964                 $3.18                 -0-
-------------------------------------------------------------------------------------
Total                     1,234,214                 $3.01             915,000
-------------------------------------------------------------------------------------

     On October 11, 2004, the Company granted stock options to Doug Hikawa, an officer of the Company's subsidiary, Medex Healthcare to purchase up to 350,000 restricted common shares of the Company. The options are exercisable as follows: 100,000 shares the first year with an exercise price of $.05 per share; 100,000 shares the second year with an exercise price of $.10 per share; and 150,000 shares the third year with an exercise price of $.20 per share. The options expire three years from the date of grant.

     In August 2002, the Company granted options to purchase approximately 85,000 restricted common shares of the Company to four employees pursuant to the PHCO 2002 Stock Option Plan, the adoption of which was recently ratified by the shareholders of the Company. 50% of the options granted vested upon grant, 25% vested on the first annual anniversary of the grant date and the remaining 25% will vested on the second annual anniversary of the grant date. The exercise price of the options is $0.05. The options expire five years from the grant date. To date, options to purchase 18,750 restricted common shares have been exercised.

     In April 2001 and August 2002, the Company issued approximately 807,964 warrants ("Warrants") comprised of 408,982 A Warrants and 408,982 B Warrants to certain investors and debt holders of the Company. Each A Warrant represents the right to purchase one share of restricted common stock of the Company at an exercise price of $3.00 per share for a period through August of 2006. Each B Warrant represents the right to purchase one share of restricted common stock of the Company at an exercise price of $6.00 per share also for a period through August of 2006.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS FOR THE YEARS DECEMBER 31, 2004 AND 2003
---------------------------------------------------------------------------

     The following information contained in this analysis should be read in conjunction with the audited condensed consolidated financial statements and related disclosures contained in the Company's Annual Report on Form 10-KSB.


                                     20

     LIQUIDITY AND CAPITAL RESOURCES
     -------------------------------

     The Company does not currently possess a financial institution source of financing and the Company cannot be certain that its existing sources of cash will be adequate to meet its liquidity requirements.

     The Company's future capital requirements will depend on its ability to continue to develop its business, including (i) the ability of the Company to maintain its existing customer base and to expand its customer base, and (ii) overall financial market conditions where the Company might seek potential investors.

     As of December 31, 2004, the Company had cash on hand of $506,675, compared to $398,352 at December 31, 2003. The $108,323 increase in cash on hand is due to additional revenue generated from the Company's growing customer base. Management believes that cash on hand and anticipated revenues will be sufficient to cover operating costs over the next twelve months. The Company does not anticipate needing to find other sources of capital at this time. If the Company's revenues, however, are less than anticipated the Company will need to find other sources of capital to continue operations. The Company would then seek additional capital in the form of debt and/or equity. While the Company believes that it is capable of raising additional capital, there is no assurance that the Company will be successful in locating other sources of capital on favorable terms or at all.

     RESULTS OF OPERATIONS
     ---------------------

     COMPARISON OF THE YEAR ENDED DECEMBER 31, 2004 AND 2003
     -------------------------------------------------------

     Workers' compensation costs in California have continued to remain excessive which has continued to motivate employers to search for ways to control this cost. Due to the high workers' compensation costs and the Company's marketing efforts, revenues increased $574,064 to $1,671,994 for the year ended December 31, 2004 compared to $1,097,930 for the year ended December 31, 2003. While the Company believes that revenues will continue to increase, it also believes that expenses will continue to increase. Total expenses incurred in the year ended December 31, 2004 totaled $1,517,190, compared to $1,040,071 for the corresponding period ended December 31, 2003, which included increases in consulting fees, salaries & wages, professional fees, insurance and employment enrollment and general & administrative expenses.

     During the year ended December 31, 2004, consulting fees increased to $109,796 from $84,081 during the year ended December 31, 2003. As the HCO industry in California continues to develop, the Company believes it is important to be as involved as possible in the legislative and policy-making process. Therefore, from time to time, the Company will hire lobbyist and other consultants to represent its interests. The $25,715 increase in 2004 is partially the result of such activities by the Company during 2004. The Company anticipates significant fluctuations in consulting fee expenses from quarter to quarter and year to year as the applicable legislative and rule-making bodies overseeing the HCO industry consider changes that may affect the industry. During 2004, the Company also incurred the costs of approximately $35,500 for retaining a computer consultant to assist in the ongoing development and maintenance of the
Company's information systems compared to only $15,000 during 2003.    The
Company anticipates an ongoing need to retain consultants to assist with its information technology needs in the upcoming year.

                                     21

     Salaries & wages increased $162,723 during the year ended December 31, 2004, to $663,832, compared to $501,109 during the year ended December 31, 2003. The increase in salaries & wages in the year ended 2004 is attributable to the increased number of employees employed by Medex Healthcare, the Company's subsidiary, as well as payments of approximately $30,600 in retroactive salary increases and payment for unused vacation to certain executive officers of Medex. The Company expects increases in salaries & wages to continue at about the same rate in 2005.

     In the year ended December 31, 2004, the Company incurred professional fees of $228,184 compared to $84,492 during the year ended December 31, 2003. The increase in professional fees in 2004 is largely attributable to increased legal and other professional fees incurred during the year ended December 31, 2004, in connection with compliance with the reporting obligations of the Company under the Exchange Act of 1934, and the cost of defending itself against the legal proceeding brought Marvin Teitelbaum and Peter Alexakis. If the lawsuit against the Company goes to trial, the Company anticipates professional fees in the upcoming year may be significantly greater than those incurred in 2004.

     During the year ended December 31, 2004, the Company incurred insurance expenses of $85,364, an $11,223 increase over the prior year.
The increase in 2004, is largely related to the increased number of Company employees and increases in group medical rates as compared to the 2003 fiscal year. The Company anticipates increases in insurance expense in 2005 to be similar to those experienced in 2004.

     Employment enrollment expenses increased $76,328 to $170,528 during the year ended December 31, 2004, compared to the year ended December 31, 2003. As an HCO, the Company is required to pay a fee to the State of California Division of Workers' Compensation for each person it enrolls. The increase in employment enrollment expenses in the year ended December 31, 2004, reflects the increased number of persons enrolled with the Company when compared to the same period ended 2003, including increased fees to the State of California and expenses to its enrollment and tracking technology partner, Harbor Healthcare. The Company anticipates employee enrollment expenses to increase in 2005 at a rate consistent with enrollment increases.

     For the year ended December 31, 2004, general & administrative expenses increased $52,402 to $237,174, compared to $184,772 for the year ended December 31, 2003. This 28% increase in general & administrative expense was largely attributable to increases in general & administrative expenses resulting from the Company's increased operations, combined with certain expenses not incurred in 2003, including costs incurred in connection with the special meeting of stockholders of approximately $12,600 and costs of replacing computers and equipment stolen from the Company's offices of approximately $4,500. Because the Company does not expect to incur some of these same expenses in 2005, it anticipates general & administrative expenses will remain fairly consistent with expenses incurred in 2004, as these one time expenses are offset by increasing general & administrative expenses resulting from growth in the Company's business and inflation.


                                     22

     As a result of increasing revenue, which was partially offset by increases in depreciation, consulting fees, salaries & wages, professional fees, insurance, employment enrollment and general and administrative expense, the Company realized net income of $154,404 for the year ended December 31, 2004, compared to net income of $57,859 during the year ended December 31, 2003.


     COMPARISON OF THE YEAR ENDED DECEMBER 31, 2003 AND 2002.
     --------------------------------------------------------

     The Company generated $1,097,930 in revenue for the year ended December 31, 2003, compared to revenue of $653,427 for the same period of 2002. This increase is largely due to the growth in the number of employers and enrollees using the Company's services in 2003 as compared to 2002. During the year ended December 31, 2003, the Company generated revenue from approximately 51 employers representing approximately 73,700 enrollees compared to ten employers and approximately 13,000 enrollees during the year ended December 31, 2002. As revenues increased, however, the expenses incurred in providing HCO services also increased from $689,257 during the year ended December 31, 2002, to $1,040,071 for the same period 2003. The increases in expenses were largely attributable to significant increases in salaries and wages, insurance, employment enrollment and general and administrative expenses, offset in part by a decrease in consulting fees.

     During the year ended December 31, 2003, salaries & wages paid by the Company increased $352,682 to $501,109 compared to $148,427 for the year ended December 31, 2002. This significant increase in salaries and wages was the result of three primary factors. First, the Company employed more employees in 2003 than 2002. Second, during 2002, the CEO of Medex was compensated as a consultant. In 2003, the Company began paying the CEO as an employee of the Company. Third, the CEO and the Vice President of Medex each received pay increases in 2003.

     Insurance expenses increased from $31,678 in the twelve months ended December 31, 2002, to $74,141 in the twelve months ended December 31, 2003. This $42,463 increase was largely the result of the increased number of person employed by the Company who were receiving health, dental and other insurance benefits and increases in the cost of insurance.

     In the twelve months ended December 31, 2003, employment enrollment expenses were $94,200, a $37,648 increase over the comparable twelve month period ended December 31, 2002. As discussed above, as an HCO, the Company is required to pay a per enrollee fee to the State of California. This increase is consistent with the increase in the number of enrollees using our services in 2003, compared to 2002.



                                     23

     General and administrative expenses for the year ended December 31, 2003, increased $81,504, to $184,772 compared to $103,268 for the year ended December 31, 2002. The increase in general and administrative expenses were primarily attributable to increased expenses resulting from the growth in the Company's operations, including increases in office supply, printing, telephone, equipment rentals and parking expenses accounting for a $35,300 increase and $35,200 increase in office rental expense in the year ended December 31, 2003.

     During the twelve month period ended December 31, 2003, the Company reduced consulting fees paid to $84,081, compared to $271,968 for the twelve month period ended December 31, 2002. During 2002, the CEO of Medex was compensated for his services as a consultant. In 2003, he was treated as an employee and paid a salary. The reduction in consulting fees is partially attributable to this change. As discussed above, the Company anticipates consulting expenses to fluctuate from year to year and the decrease in consulting expenses from 2002 to 2003 should not be viewed as a trend.

     The Company realized net income of $57,973 for the fiscal year ended December 31, 2003, compared to a net loss of $35,262 during fiscal 2002. The realization of net income in 2003, compared to a net loss in 2002, resulted from the increased revenue and decreased consulting fees offset by increases in salaries & wages, insurance, employment enrollment and general & administrative expenses as discussed above.

     The increased revenue and the realization of net income in 2003 is primarily the result of increased demand for HCO services as a result of escalating workers' compensation costs in California. The Company anticipates demand for its service will remain strong through 2004 and therefore management believes revenues and expenses will continue to increase at a similar pace to that of 2003 over the next twelve months.



     PLAN OF OPERATIONS
     ------------------

     As mentioned previously, the business of the Company is that of its wholly owned subsidiary Medex. Over the next twelve months the Company plans to focus its efforts on increasing enrollment in the Medex HCOs throughout southern California. The Company is currently in discussions with a number of businesses and continues to distribute marketing packets to potential customers. The Company will maintain and continue to establish relationships with doctors, nurses and other ancillary services who have experience in the workers' compensation industry. These relationships are vital to the success of the Company as these people and services will help up keep costs down by ensuring proper care.

     Due to escalating workers' compensation costs in the State of California and the HCO's ability to assist employers to control and reduce this cost, management believes that additional California employers may contract the services of an HCO. The Company is actively positioning itself to contract as many employers as possible. Any additional employees enrolled will also cause costs and expenses to proportionately increase. The Company has expanded the executive offices and plans to hire additional employees as they are needed to meet any increase in enrollment.



                                     24

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2005 AND 2004
---------------------------------------------------------------------------

     The following information contained in this analysis should be read in conjunction with the unaudited condensed consolidated financial statements and related disclosures contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

     The Company has limited liquidity and capital resources. The Company does not currently possess a financial institution source of financing and the Company cannot be certain that its existing sources of cash will be adequate to meet its liquidity requirements.

     The Company's future capital requirements will depend on its ability to successfully implement its business plan and other factors, including
(i) the ability of the Company to maintain its existing customer base and to expand its customer base, and (ii) overall financial market conditions where the Company might seek potential investors.

     As of June 30, 2005, the Company had cash on hand of $296,436, compared to $489,566 at June 30, 2004. This $193,130 decrease in cash on hand is due to increased legal fees and the hiring of a new public relations firm. Management believes that cash on hand and anticipated revenues will be sufficient to cover operating costs over the next twelve months. Therefore, the Company does not anticipate needing to find other sources of capital at this time. If the Company's revenues, however, are less than anticipated the Company will need to find other sources of capital to continue operations. The Company would then seek additional capital in the form of debt and/or equity. While the Company believes that it is capable of raising additional capital, there is no assurance that the Company will be successful in locating other sources of capital on favorable terms or at all.


RESULTS OF OPERATIONS
---------------------

     COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
     ---------------------------------------------------------

     Workers' compensation costs in California continue to remain excessive which motivates employers to search for ways to control this cost.
Although revenues for the six months ended June 30, 2005 fell short versus the same period of 2004, the Company expects to see new growth in the sign-up of MPN customers. In the six months ended June 30, 2005, revenues decreased to $794,427 compared to $828,674 during the six months ended June 30, 2004. While the Company believes that revenues will increase throughout the next two quarters of 2005, it also believes that expenses will correspondingly increase at a similar rate, which the Company anticipates will result in future increases in income from operations at a rate less than increases in revenue. Total expenses incurred in the six months ended June 30, 2005, were $993,647 compared to $731,678 during the six month ended June 30, 2004, a 35% increase. The increases in total expenses resulted primarily from increases in salaries & wages, professional fees, employment enrollment and general & administrative expense were only partially offset by decreases in consulting fees.


                                     25

     Salaries & wages increased $29,766 or 9% during the first six months of 2005 to $349,833, compared to $320,067 during the first six months of 2004. The increase in salaries & wages in the six months 2005 is attributable to the Company having more employees in the six months ended 2005 compared to the six months ended 2004.

     In the six months ended June 30, 2005, the Company incurred professional fees of $210,144 compared to $76,495 during the six months ended June 30, 2004. The increase in professional fees in 2005 is largely attributable to legal fees incurred by the Company associated with defending itself against proceedings brought by Marvin Teitelbaum and Peter Alexakis, the retention of a third party to provide nurse case management services, and a public relations firm to direct the Company's marketing efforts.

     Employment enrollment increased $54,863 to $128,664 during the six months ended June 30, 2005, compared to June 30, 2004. As an HCO, the Company is required to pay a fee to the State of California for each person it enrolls. The increase in employment enrollment expenses in the six months ended June 30, 2005, reflects the increased number of persons enrolled with the Company when compared to the same period ended 2004.

     During the six month ended 2005, general & administrative expenses rose 80% to $197,040 compared to $109,468 in the six month ended 2004. This increase in general & administrative expenses is attributable to several factors. During the six month ended 2005, the Company elected to establish a bad debt reserve of $18,000 for non-payment of past due invoices. The Company incurred no expenses for bad debt during the first six months of 2004. Also during the six month ended 2005, the Company spent in excess of $30,000 in printing and postage, as well as increased travel expenses, to promote and advertise the Company's services. During the six months ended June 30, 2005, the Company also spent approximately $10,000 to acquire office equipment that was not capitalized. While the Company anticipates general and administrative expenses will continue to increase, it does not expect these expenses to increase at such a significant rate.

     Consulting fees have decreased from $100,190 during the six months ended June 30, 2004 compared to $60,833 during the six months ended June 30, 2005, as the Company required fewer consulting services. The Company anticipates consulting fees will continue to vary depending upon need, but it expects consulting fees to be more consistent with the fees incurred during the six months ended June 30, 2005.

     As a result of increasing expenses and decreasing revenues during the six months ended June 30, 2005, the Company realized a net loss of $198,140 compared to net income of $97,016 during the six months ended June 30, 2004. The Company anticipates profits to continue to be lower in 2005 than 2004.


                                     26


     Comparison of the three months ended June 30, 2005 and 2004
     -----------------------------------------------------------

     Revenues for the three months ended June 30, 2005 increased 10% to $438,828 compared to the same period of 2004, as the Company experienced new growth in the sign-up of MPN customers. The Company believes revenues will continue to increase throughout the next two quarters of 2005. The Company also expects that expenses will correspondingly increase at a similar rate, which should result in future increases in income from operations at a rate less than increases in revenue. Total expenses incurred in the second quarter 2005, were $515,856 compared to $335,967 during the second quarter 2004, a 53% increase. The increases in total expenses resulted primarily from increases in salaries & wages, professional fees, employment enrollment and general & administrative expense, which were only partially offset by decreases in consulting fees and insurance.

     Salaries & wages increased $16,989 or 10% during the three months ended June 30, 2005 compared to the three months ended June 30, 2004. The increase in salaries & wages in second quarter 2005 is attributable to the Company having more employees in the second quarter 2005 compared to the second quarter 2004.

     During the three months ended June 30, 2005, professional fees increased $107,497 compared to the three months ended June 30, 2004. The increase in professional fees in 2005 is largely attributable to legal fees incurred by the Company associated with defending itself against proceedings brought by Marvin Teitelbaum and Peter Alexakis, the retention of a third party to provide nurse case management services, and a public relations firm to direct the Company's marketing efforts.

     Employment enrollment increased 120% during the three months ended June 30, 2005, compared to June 30, 2004. As an HCO, the Company is required to pay a fee to the State of California for each person it enrolls. The increase in employment enrollment expenses in the three months ended June 30, 2005, reflects the increased number of persons enrolled with the Company when compared to the same period ended 2004.

     During the second quarter 2005, general & administrative expenses rose 118% to $94,380 compared to $43,343 during the second quarter 2004. As discussed above, this increase in general & administrative expenses is attributable to several factors including the establishment of a bad debt reserve, significantly increased printing, postage and travel expenses and
the acquisition of office equipment.   While the Company anticipates
general and administrative expenses will continue to increase in future quarters, it does not expect these expenses to increase at such a significant rate.

     Consulting fees decreased from $70,019 during the three months ended June 30, 2004 to $35,223 during the three months ended June 30, 2005, as the Company required fewer consulting services. The Company anticipates consulting fees will continue to vary depending upon need, but it expects quarterly consulting fees to be more consistent with the fees incurred during the second quarter 2005.


                                     27

     As a result of increasing expenses during the three months ended June 30, 2005, the Company realized a net loss of $76,538 compared to net income of $62,073 during the three months ended June 30, 2004. The Company anticipates profits to continue to be lower in third quarter of 2005 than in the third quarter of 2004.

PLAN OF OPERATIONS
------------------

     Over the next twelve months, the Company plans to continue focusing its efforts on increasing enrollment in the HCO and MPN throughout California. The Company is constantly in discussions with several businesses and has distributed marketing packets to other potential customers. The Company will maintain and continue to establish relationships with doctors, nurses and other ancillary services that have experience in the workers' compensation industry.

     The Company believes that the excessive workers' compensation costs will continue to motivate employers to search for ways to control this cost. The Company believes that its HCO and MPN services offer an effective way to help reduce the excessive workers' compensation costs and as such employers will continue to utilize the Company's HCO and MPN services.

FINANCIAL STATEMENTS
--------------------

     See Consolidated Financial Statement listed in the accompanying index to the Consolidated Financial Statements on Page F-1 herein.

LEGAL PROCEEDINGS
-----------------

     A complaint was filed in Orange County Superior Court by plaintiffs Marvin Teitelbaum, a shareholder of the Company, and Peter Alexakis, a shareholder of the Company and former director (collectively "Plaintiffs") on or about April 7, 2004 against the Company's president Tom Kubota, secretary Rudy LaRusso and the Company (collectively "Defendants"). The action seeks cancellation of a stock issuance, an order for Mr. Kubota to pay the Company $150,000 and other damages to be determined based upon allegations that Defendants breached various fiduciary duties. The Company has retained the Law Offices of Joseph J. Nardulli, Newport Beach, California, and Mr. Kubota and Mr. LaRusso have retained the Law Offices of
L. Scott Karlin, Tustin, California, to represent them in this matter.

     The Defendants have answered the complaint and the parties are currently engaged in discovery. The trial date, which was initially scheduled for June 6, 2005, was recently rescheduled to February 2006. The Defendants intend to contest this case vigorously.


                                     28









CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
--------------------------------------------------------------------------

      On February 17, 2004, our independent auditors, Bierwolf, Nilson & Associates, Certified Public Accountants, informed us that on February 10, 2004, that their firm had merged its operations into Chisholm, Bierwolf & Nilson, LLC ("CBN") and was therefore effectively resigning as our auditors. Beirwolf, Nilson & Associates had audited our financial statements for the fiscal years ended December 31, 2001 and 2002 and its reports for each of the two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between us and Bierwolf, Nilson & Associates on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period of Bierwolf, Nilson & Associates as our auditors.


                WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing from us at the following address:

                      Pacific Health Care Organization
                          1280 Bison, Suite B9-596
                      Newport Beach, California 92660

     The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by November 1, 2005, to receive them before the Annual Meeting of Stockholders.



                                   By order of the President,




                                   /S/ Tom Kubota

October 20, 2005                   Tom Kubota, President






STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.






                                     29

                       INDEX TO FINANCIAL STATEMENTS

                                                                       Page
                                                                       ----

Report of Chisholm, Bierwolf & Nilson,
Independent Registered Public Accounting Firm                         F-1

Balance Sheets as of December 31, 2004 and 2003                       F-2

Statements of Operations for the year ended December 31,
2004 and 2003                                                         F-4

Statements of Stockholders' Equity and Comprehensive Income
from January 1, 2003 to December 31, 2004                             F-5

Statements of Cash Flows for the Years Ended December 31,
2004 and 2003                                                         F-6

Notes to Consolidated Financial Statements for the years ended
December 31, 2004 and 2003                                            F-7

Balance Sheets as of June 30, 2005 and December 31, 2004
(audited)                                                            F-20

Unaudited Statements of Operations for the three and six
months ended June 30, 2005 and 2004                                  F-22

Unaudited Statements of Stockholders Equity and Comprehensive
Income from January 1, 2004 to June 30, 2005                         F-23

Unaudited Statements of Cash Flows for the Six Months Ended
June 30, 2005 and 2004                                               F-24

Notes to Unaudited Consolidated Financial Statements for the
six months ended June 30, 2005                                       F-25







/Letterhead/


                        Independent Auditor's Report
                        ----------------------------




To the Board of Directors and Stockholders
Pacific Health Care Organization, Inc.

We have audited the accompanying balance sheets of Pacific Health Care Organization Inc., as of December 31, 2004 and 2003, and the related statements of operations, stockholders' equity and comprehensive income and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the
financial statements are free of material misstatements.    The Company has
determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Pacific Health Care Organization, Inc., as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
March 10, 2005

                                    F-1

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                               Balance Sheets

                                                   December      December
                                                   31, 2004      31, 2003
                                                 ------------  ------------

                                   ASSETS

Current Assets
--------------
  Cash                                           $    506,675  $    398,352
  Accounts Receivable                                 179,391       120,734
  Prepaid Expenses                                     40,715        24,166
                                                 ------------  ------------
     Total Current Assets                             726,781       543,252

Property & Equipment (Note 5)
--------------------
  Computer Equipment                                   60,922        55,830
  Furniture & Fixtures                                 24,766        24,766
                                                 ------------  ------------
     Total Property & Equipment                        85,688        80,596

     Less: Accumulated Depreciation                  (54,436)      (32,124)
                                                 ------------  ------------

     Net Property & Equipment                          31,252        48,472
                                                 ------------  ------------

     Total Assets                                $    758,033  $    591,724
                                                 ============  ============







































 The accompanying notes are an integral part of these financial statements.
                                    F-2

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                               Balance Sheets

                                                   December      December
                                                   31, 2004      31, 2003
                                                 ------------  ------------

                     LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
-------------------
  Accounts Payable                               $     21,813  $     16,993
  Accrued Expenses                                    178,887       139,920
  Unearned Revenue                                    119,608       165,001
                                                 ------------  ------------
     Total Current Liabilities                        320,308       321,914

Commitments                                                 -             -
-----------                                      ------------  ------------

Stockholders' Equity (Note 8)
--------------------
  Preferred Stock; 5,000,000 Shares
   Authorized at $0.001 Par Value;
   Zero Shares Issued and Outstanding                       -             -
  Common Stock; 50,000,000 Shares
   Authorized at $0.001 Par Value;
   15,427,732 and 15,427,732 Shares Issued and
   Outstanding, Respectively                           15,428        15,428
  Additional Paid In Capital                          463,475       449,964
  Additional Paid In Capital - Warrants               122,694       122,694
  Accumulated (Deficit)                             (163,872)     (318,276)
                                                 ------------  ------------
     Total Stockholders' Equity                       437,725       269,810
                                                 ------------  ------------
     Total Liabilities & Stockholders' Equity    $    758,033  $    591,724
                                                 ============  ============























 The accompanying notes are an integral part of these financial statements.
                                    F-3

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                          Statements of Operations

                                                   December      December
                                                   31, 2004      31, 2003
                                                 ------------  ------------

Revenues                                         $  1,671,994  $  1,097,930
--------                                         ------------  ------------

Expenses
--------
  Depreciation                                         22,312        17,276
  Consulting Fees                                     109,796        84,081
  Salaries & Wages                                    663,832       501,109
  Professional Fees                                   228,184        84,492
  Insurance                                            85,364        74,141
  Employment Enrollment                               170,528        94,200
  General & Administrative                            237,174       184,772
                                                 ------------  ------------
     Total Expenses                                 1,571,190     1,040,071
                                                 ------------  ------------

     Income (Loss) From Operations                    154,804        57,859


Other Income (Expenses)
-----------------------

  Interest Income                                         271           114
                                                 ------------  ------------

     Total Other Income (Expenses)                        271           114
                                                 ------------  ------------

     Income (Loss) Before Taxes                       155,075        57,973

     Tax Expense                                          671             -
                                                 ------------  ------------
     Net Income (Loss)                           $    154,404  $     57,973
                                                 ============  ============












 The accompanying notes are an integral part of these financial statements.
                                    F-4


                   PACIFIC HEALTH CARE ORGANIZATION, INC.
        Statements of Stockholders' Equity and Comprehensive Income
                 From January 1, 2003 to December 31, 2004

                   Preferred Stock          Common Stock       Paid in    Accumulated
                   Shares    Amount       Shares    Amount     Capital      Deficit
                ----------- ---------  ----------- --------- -----------  -----------
Balance,
January
1, 2003                   -        $-   15,408,982   $15,409    $570,239   $(376,249)

Exercise of
Stock Option              -         -       18,750        19         919            -
At $0.5 Per
Share

Contributed
Capital                   -         -            -         -       1,500            -

Net Income
for the
Year Ended
December
31, 2003                  -         -            -         -           -       57,973
                ----------- ---------  ----------- --------- -----------  -----------

Balance,
December
31, 2003                  -         -   15,427,732    15,428     572,658    (318,276)

Issuance of
Stock
Options                   -         -            -         -      13,511            -

Net Income
for the
Year Ended
December
31, 2004                  -         -            -         -           -      154,404
                ----------- ---------  ----------- --------- -----------  -----------

Balance,
December
31, 2004                  - $       -   15,427,732 $  15,428 $   586,169  $ (163,872)
                =========== =========  =========== ========= ===========  ===========








 The accompanying notes are an integral part of these financial statements.
                                    F-5



                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                          Statements of Cash Flows
                      For the Years Ended December 31

                                                          2004          2003
                                                      ------------  ------------

Cash Flows from Operating Activities
------------------------------------
   Net Income (Loss)                                  $    154,404  $     57,973
   Adjustments to Reconcile Net Income to Net Cash:
     Contributed Services                                        -         1,500
     Depreciation                                           22,312        17,276
     Shares Issued for Services                                  -             -
     Stock Options Issued for Services                      13,511             -
   Changes in Operating Assets & Liabilities:
     (Increase) Decrease in Prepaid Expenses              (16,549)      (14,270)
     (Increase) Decrease in Accounts Receivable           (58,657)      (78,153)
     Increase (Decrease) in Accounts Payable                 4,820        13,393
     Increase (Decrease) in Accrued Expenses                38,967        64,406
     Increase (Decrease) in Unearned Revenue              (45,393)       165,001
                                                      ------------  ------------
      Net Cash Provided by Operating Activities            113,415       227,126

Cash Flows from Investing Activities
------------------------------------
   Purchase of Computer Equipment                          (5,092)      (13,903)
   Purchase of Furniture & Fixtures                              -      (17,684)
                                                      ------------  ------------
      Net Cash Used by Investing Activities                (5,092)      (31,587)

Cash Flows from Financing Activities
------------------------------------
   Proceeds from Exercise of Stock Option                        -           938
                                                      ------------  ------------
      Net Cash Provided by Financing Activities                  -           938
                                                      ------------  ------------

      Increase (Decrease) in Cash                          108,323       196,477

      Cash at Beginning of Period                          398,352       201,875
                                                      ------------  ------------
      Cash at End of Period                           $    506,675  $    398,352
                                                      ============  ============

Supplemental Cash Flow Information
----------------------------------
   Interest                                           $          -  $          -
   Taxes                                                       671             -





 The accompanying notes are an integral part of thee financial statements.
                                    F-6

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 1 - CORPORATE HISTORY

Pacific Health Care Organization, Inc., was incorporated under the laws of the state of Utah on April 17, 1970 under the name Clear Air, Inc. On September 25, 2000, the Company changed its name to Pacific Health Care Organization, Inc. On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange in which the Company acquired all of the outstanding shares of Medex in exchange for 6,500,000 shares of the Company. The acquisition of Medex by the Company was accounted for as a reverse acquisition, and therefore Medex was considered the accounting acquirer. The financial statements, contained herein, are those of Medex Healthcare, Inc., for all periods presented.

The principle business of the Company is that of its wholly owned subsidiary Medex. Medex is in the business of managing and administering
Health Care Organizations ("HCOs").   HCOs are networks of medical
providers established to serve the Workers' Compensation industry. The California legislature mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications were necessary to be competitive. Instead of aligning with the competitor, the Company elected to go through the lengthy application process with the Department of Industrial Relations twice and subsequently received certification to operate two separate HCOs.

Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

The two HCO certifications obtained by the Company cover the entire state of California. The geographical area has a multi-billion dollar annual medical and indemnity Worker's Compensation cost. The two HCO networks have contracted with over 3,800 provider locations making the Company's HCOs capable of providing comprehensive medical services throughout this region.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

A.   Basis of Accounting
     -------------------

     The Company uses the accrual method of accounting.



                                    F-7

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.   Revenue Recognition
     -------------------

     The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

C.   Cash Equivalents
     ----------------

     The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.   Concentrations
     --------------

     Financial instruments that potentially subject Pacific Health Care Organization, Inc. (the Company) to concentrations of credit risks consist of cash and cash equivalents. The Company places its cash and cash equivalents at well-known, quality financial institutions.







                                    F-8

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.   Net Earnings (Loss) Per Share of Common Stock
     ---------------------------------------------

     The computation of earning (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Potentially issuable common shares totaling 817,964 related to warrants and 416,500 related to options were excluded from the calculation of fully diluted loss per share because their inclusion would have been anti-dilutive.

                                                    For the Years Ended
                                                        December 31,
                                                     2004          2003
                                                 ------------  ------------
     Basic Earnings per share:
       Income (Loss) (numerator)                 $    154,404  $     57,973
       Shares (demoninator)                        15,427,732    15,413,670
                                                 ------------  ------------
       Per Share Amount                          $        .01  $        .00
                                                 ============  ============

     Fully Diluted Earnings per share:
       Income (Loss) (numerator)                 $    154,404  $     57,973
       Shares (demoninator)                        15,427,732    15,413,670
                                                 ------------  ------------
       Per Share Amount                          $        .01  $        .00
                                                 ============  ============

F.   Depreciation
     ------------

     The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated over the lesser of the length of the lease of the related assets for the estimated lives of the assets.
     Depreciation is computed on the straight line method.

G.   Use of Estimates
     ----------------
     The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.




                                    F-9

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H.   Principles of Consolidation
     ---------------------------

     The accompanying consolidated financial statements include the accounts of the company and it's wholly - owned subsidiary.
     Intercompany transactions and balances have been eliminated in consolidation.

I.   Fair Value of Financial Instruments
     -----------------------------------

     The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.

J.   General and Administrative Costs
     --------------------------------

     General and administrative expenses include fees for office space, insurance, compensated absences, travel expenses and entertainment costs.

K.   Income Taxes
     ------------

     The Company utilizes the liability method of accounting of income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.

L.   Capital Structure
     -----------------

     The Company has two classes of stock. Preferred stock, 5,000,000 shares authorized, zero issued. Voting rights and liquidation preferences have not been determined. The Company also has voting common stock of 50,000,000 shares authorized, with 15,427,732 shares issued and outstanding. No dividends were paid in the 2004 and 2003 years.

M.   Stock-Based Compensation
     ------------------------

     As permitted by SFAS No. 123, the Company has elected to measure and record compensation cost relative to stock option costs in accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, which requires the company to record compensation using the Black-Scholes pricing model to estimate fair value of the options at the grant date.


                                    F-10

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 3 - NEW TECHNICAL PRONOUNCEMENTS

In January 2003, the Emerging Issues Task Force ("EITF") issued EITF Issue No. 00-21, ACCOUNTING FOR REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES. This consensus addresses certain aspects of accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities, specifically, how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF Issue No. 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003, or entities may elect to report the change in accounting as a cumulative-effect adjustment. The adoption of EITF Issue No. 00-21 did not have a material impact on the Company's consolidated financial statements.

In January 2003, the FASB issued Interpretation ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES. Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN No. 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. FIN No. 46 is effective for reporting periods ending after December 15, 2003. The adoption of FIN No. 46 did not have an impact on the Company's consolidated financial statements.

In April 2003, the FASB issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 will not have an impact on the Company's consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS No. 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be reported as liabilities. SFAS No. 150 also requires disclosure relating to the terms of those instruments and settlement alternatives. SFAS No. 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have an impact on the Company's consolidated financial statements.



                                    F-11

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 3 - NEW TECHNICAL PRONOUNCEMENTS (CONTINUED)

In December 2003, the SEC issued SAB No. 104. SAB No. 104 revises or rescinds portions of the interpretative guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. It also rescinds the Revenue Recognition in Financial Statements Frequently Asked Questions and Answers document issued in conjunction with Topic 13. Selected portions of that document have been incorporated into Topic 13. The adoption of SAB No. 104 in December 2003 did not have an impact on the Company's financial position, results of operations or cash flows.

In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS. This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issues SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement also amends FASB Statement No. 67, ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.







                                    F-12


                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 3 - NEW TECHNICAL PRONOUNCEMENTS (CONTINUED)

In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS. The guidance in APB Opinion No. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 123, SUMMARY OF STATEMENT NO. 123 (REVISED 2004). This Statement is a revision of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. This Statement supersedes APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES. The Company is currently evaluating the provisions of SFAS 123(R) and the impact that it will have on its share based employee compensation programs.

NOTE 4 - RELATED PARTY

During 2003 and 2002, the Company's President allowed the Company to utilize office space at his personal residence. The President's secretary used this space on a daily basis. In accordance with SFAS 57, RELATED PARTY DISCLOSURES, the fair market value of the office space has been charged to general expenses with a corresponding entry to contributed capital. The fair market value of the office space was determined to be $250 per month, resulting in a total capital contribution of $1,500 and $3,000 for the years ending December 31, 2003 and 2002, respectively. During June 30, 2003, the President ceased using his home for an office, general expenses were charged through June only.


                                    F-13


                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 5 - FIXED ASSETS

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item. Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation which is 3 and 7 years for the office equipment, and furniture and fixtures, respectively. Scheduled below are the assets, costs and accumulated depreciation at December 31, 2004 and 2003.

                                                 Accumulated         Accumulated
                                  Cost             Expense           Depreciation
                          ------------------  ------------------  ------------------
                          December  December  December  December  December  December
Assets                    31, 2004  31, 2003  31, 2004  31, 2003  31, 2004  31, 2003
-------------------------------------------------------------------------------------
Computer Equipment        $ 60,922  $ 55,830  $ 18,776  $ 14,447  $ 46,735  $ 27,959
Furniture & Fixtures        24,766    24,766     3,536     2,829     7,701     4,165
                           ----------------------------------------------------------
      Totals              $ 85,688  $ 80,596  $ 22,312  $ 17,276  $ 54,436  $ 32,124
                           ==========================================================

NOTE 6 - Income Taxes

The Company has adopted FASB 109 to account for income taxes. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carryforwards an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.

The Company has incurred losses that can be carried forward to offset future earnings if conditions of the Internal Revenue Codes are met. These losses are as follows:

                                Year of Loss    Amount     Expiration Date
                                ------------ ------------  ---------------
                                2000         $     44,590        2020
                                2001              296,397        2021
                                2002               35,262        2022
                                2003                -              -
                                2004                -              -

                                                       2004        2003
                                                   ----------- -----------
    Current Tax Asset Value of Net Operating Loss
    Carryforwards at Current Prevailing Federal
     Tax Rate                                     $     55,716 $   108,214
     Evaluation Allowance                             (55,716)   (108,214)
                                                   ----------- -----------
       Net Tax Asset                              $         -  $        -
                                                   =========== ===========
    Current Income Tax Expense                    $         -  $        -
    Deferred Income Tax Benefit                             -           -

The Company has remaining cumulative net operating loss carryforwards of $163,872 to be offset against future earnings.

                                    F-14

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 7 - OPERATING LEASES

On March 1, 2001, the Company entered into a lease agreement to lease office space at 5150 East Pacific Coast Highway, Long Beach, California 90804. The Company paid $6,307 and $2,020 per month for a 1,154 square foot facility, for the periods ending February 28, 2004 and 2003, respectively.

An amendment to the lease was entered into on January 29, 2003 and commenced March 1, 2003, wherein the rentable square feet increased to 3,504 and the expiration date of the lease extended to February 28, 2006. The monthly lease payments also increased to $4,133 during the early months of the lease, to $6,482 at its expiration. A lease deposit of $6,174 was required prior to signing. The space the Company is leasing is sufficiently large enough to accommodate all of its administrative needs.


         Total Lease Commitments:                        Year     Amount
                                                     ---------- ----------
                                                         2005   $   77,438
                                                         2006       12,965
                                                         2007            -
                                                         2008            -
                                                     Thereafter $        -
                                                                ----------
                                                     Total      $   90,403
                                                                ==========

Rent expense for the year ended December 31, 2004 and December 31, 2003 was $76,973 and $61,832, respectively.

NOTE 8 - STOCKHOLDERS' EQUITY

During 2003, a shareholder of the Company exercised their stock option in the Company. The Company issued 18,750 shares of common stock at a exercise price of $.05 per share. Common stock and related additional paid-in capital have been increased by $19 and $919, respectively.

During 2004, the Board of Directors of the Company authorized the grant of 350,000 common stock options to an officer of the company. The options vest upon the grant dated and anniversary date of the grant at a rate of 100,000 on the date of grant, 100,000 after the first year, and 150,000 the following year. The exercise price of the stock options is $.05, $.10, and $.20 respectively.




                                    F-15

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 9 - MAJOR CUSTOMERS

The Company had two customers who, accounted for 10 percent, or more, of the Company's total revenues during the years ending December 31, 2004, and December 31, 2003. The percentages of total revenues for the years ended 2004 and 2003 are as follows:

                                                        2004       2003
                                                     ---------- ----------
    Customer A                                           14%        14%
    Customer B                                           13%        14%

NOTE 10 - ACCRUED AND OTHER LIABILITIES

                                                        2004       2003
                                                     ---------- ----------
    Accrued liabilities consist of the following:
       Employment Enrollment Fees                    $  117,000 $   94,200
       Compensated Absences                              12,121     27,647
       Legal Fees                                        41,125     18,073
       Other                                              8,641          -
                                                     ---------- ----------
          Total                                      $  178,887 $  139,920
                                                     ========== ==========


















                                    F-16


                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 11 - OPTIONS FOR PURCHASE OF COMMON STOCK

In August 2002, the Company adopted a stock option plan. The Company adopted a plan which provides for the grant of options to officers, consultants and employees to acquire shares of the Company's common stock at a purchase price equal to or greater than fair market value as of the
date of the grant.   Options are exercisable six months after the grant
date and expire five years from the grant date. The exercise price of the options is $.05. The fair market value of the options at the date of grant was determined to be $.035 due to earlier issuances for cash of this stock. The plan calls for a total of 1,000,000 shares to be held for grant. A summary of activity follows;

2002 Stock Option Plan

                                                                Weighted
                                                                 Average
                                                   Number       Exercise
                                                 of Shares       Price
                                                ------------  ------------
    Outstanding, December 31, 2002                    85,000  $        .05
       Granted                                             -             -
       Exercised                                    (18,750)             -
       Canceled                                            -             -
                                                ------------  ------------
    Outstanding, December 31, 2003                    66,250  $        .05
                                                ============= ============
    Exercisable, December 31, 2003                   66,250   $        .05
                                                ============= ============

    Outstanding, December 31, 2003                    66,250  $        .05
       Granted                                             -             -
       Exercised                                           -             -
       Canceled                                            -             -
                                                ------------  ------------
    Outstanding, December 31, 2004                    66,250  $        .05
                                                ============= ============
    Exercisable, December 31, 2004                    66,250  $        .05
                                                ============= ============



                                    F-17

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 11 - OPTIONS FOR PURCHASE OF COMMON STOCK (CONTINUED)

In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, no option expense was recognized for the years ending December 31, 2004 and December 31, 2003, since the results of the valuation of the options with the Black-Scholes model resulted in a zero value.

The fair value of the option grant was established at the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                      2004
                                                   ---------
    Risk-free interest rate                             4.0%
    Dividend yield                                        0%
    Volatility                                           20%
    Average expected term (years to exercise date)       1/2
                                                   ---------


Employee stock options outstanding and exercisable under this plan as of December 31, 2004 are:

                                               Weighted
                                 Weighted       Average                   Weighted
     Range of                   Average of     Remaining                 Average of
     Exercise                    Exercise     Contractual                 Exercise
      Price        Options         Price     Life (years)   Options         Price
   ------------  ------------  ------------  ------------ ------------  ------------
   $        .05        66,250  $        .05          2.58       66,250  $        .05














                                    F-18

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                             December 31, 2004

NOTE 12 - Stock Option Agreement

On April 20, 2004, the board of directors agreed to a stock option agreement with an officer of the Company, effective as of October 11, 2004. The agreement calls for the grant of 350,000 options that rest and are exercisable as follows: 100,000 the first year, with an exercise price of $.05; 100,000 the second year, with an exercise price of $.10; and 150,000 the third year, with an exercise price of $.20. The options expire three years from the date of grant.

2004 Stock Option Agreement

                                                                Weighted
                                                                 Average
                                                   Number       Exercise
                                                 of Shares        Price
                                                ------------  ------------
    Outstanding, December 31, 2003                         -  $          -
       Granted                                       350,000           .11
       Exercised                                           -             -
       Canceled                                            -             -
                                                ------------  ------------
    Outstanding, December 31, 2004                   350,000  $        .11
                                                ============  ============
    Exercisable, December 31, 2004                  100,000   $        .05
                                                ============  ============


In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $13,511 has been charged to compensation expense for the year ended December 31, 2004. The fair value of the option grant was established at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                       2004
                                                    ---------
     Risk-free interest rate                             4.0%
     Dividend yield                                        0%
     Volatility                                           20%
     Average expected term (years to exercise date)       1/2
                                                    ---------


Employee stock options outstanding and exercisable under this plan as of December 31, 2004 are:

                                               Weighted
                                 Weighted       Average                   Weighted
     Range of                   Average of     Remaining                 Average of
     Exercise                    Exercise     Contractual                 Exercise
      Price        Options         Price     Life (years)   Options         Price
   ------------  ------------  ------------  ------------ ------------  ------------
   $        .05       100,000  $        .05          2.78      100,000  $        .05



                                    F-19




                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                                     June        December
                                                   30, 2005      31, 2004
                                                 ------------  ------------
                                                  (Unaudited)
                                   Assets

Current Assets
--------------
 Cash                                            $    296,436  $    506,675
 Accounts Receivable (net allowance of $18,000)       230,650       179,391
 Prepaid Expenses                                      41,432        40,715
                                                 ------------  ------------
   Total Current Assets                               568,518       726,781

Property & Equipment (Note 5)
--------------------
 Computer Equipment                                    60,922        60,922
 Furniture & Fixtures                                  24,766        24,766
                                                 ------------  ------------
   Total Property & Equipment                          85,688        85,688

   Less: Accumulated Depreciation                    (65,592)      (54,436)
                                                 ------------  ------------
   Net Property & Equipment                            20,096        31,252
                                                 ------------  ------------

   Total Assets                                  $    588,614  $    758,033
                                                 ============  ============















               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-20

                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                                     June        December
                                                   30, 2005      31, 2004
                                                 ------------  ------------
                                                  (Unaudited)

                     Liabilities & Stockholders' Equity

Current Liabilities
-------------------
 Accounts Payable                                $     17,468  $     21,813
 Accrued Expenses                                     197,971       178,887
 Unearned Revenue                                     129,555       119,608
                                                 ------------  ------------
   Total Current Liabilities                          344,994       320,308

Commitments
-----------

Stockholders' Equity (Note 8)
-----------------------------

 Preferred Stock; 5,000,000 Shares
  Authorized at $0.001 Par Value;
  Zero Shares Issued and Outstanding                        -             -
 Common Stock; 50,000,000 Shares
  Authorized at $0.001 Par Value;
  15,427,732 and 15,427,732 Shares Issued and
  Outstanding, Respectively                            15,428        15,428
 Additional Paid In Capital                           467,510       463,475
 Additional Paid In Capital - Warrants                122,694       122,694
 Accumulated (Deficit)                              (362,012)     (163,872)
                                                 ------------  ------------
   Total Stockholders' Equity                         243,620       437,725
                                                 ------------  ------------
   Total Liabilities & Stockholders' Equity      $    588,614  $    758,033
                                                 ============  ============









               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-21

                   Pacific Health Care Organization, Inc.
                          Statements of Operations
                                (Unaudited)

                                 For Three Months Ended       For Six Months Ended
                                    June         June          June         June
                                  30, 2005     30, 2004      30, 2005     30, 2004
                               ------------ ------------  ------------  ------------
Revenues                       $    438,828  $    398,031 $    794,427  $    828,674
--------                       ------------  ------------ ------------  ------------

Expenses
--------
  Depreciation                        5,578         5,578       11,156        11,156
  Consulting Fees                    35,223        70,019       60,833       100,190
  Salaries & Wages                  176,776       159,787      349,833       320,067
  Professional Fees                 105,705       (1,792)      210,144        76,495
  Insurance                          19,462        23,170       35,977        40,501
  Employment Enrollment              78,732        35,862      128,664        73,801
  General & Administrative           94,380        43,343      197,040       109,468
                               ------------ ------------  ------------  ------------
Total Expenses                      515,856       335,967      993,647       731,678

  Income (Loss) From Operations    (77,028)        62,064    (199,220)        96,996
                               ------------ ------------  ------------  ------------

Other Income (Expenses)
-----------------------
  Interest Income                       490           9         1,080            20
                               ------------ ------------  ------------  ------------
  Total Other Income (Expenses)         490           9         1,080            20

  Income (Loss) Before Taxes       (76,538)      62,073      (198,140)       97,016

  Tax Expense                            -            -             -             -
                               ------------ ------------  ------------  ------------
  Net Income (Loss)            $   (76,538) $     62,073  $  (198,140)  $    97,016
                               ============ ============  ============  ============



               The accompanying notes are an integral part of
                  these consolidated financial statements

                                    F-22

                   Pacific Health Care Organization, Inc.
        Statements of Stockholders' Equity and Comprehensive Income
                   From January 1, 2004 to June 30, 2005


                         Preferred Stock        Common Stock     Paid in Accumulated
                          Shares   Amount    Shares   Amount     Capital    Deficit
                         -------- ------- ---------- -------- ----------- ----------
Balance,
January 1, 2004                -  $    -  15,427,732  $ 15,428   $ 572,658 $ (318,276)

Valuation of
Stock Options                  -       -           -       -      13,511           -

Net Income for the
Year Ended
December 31, 2004              -       -          -        -           -    154,404
                         -------- ------- ---------- -------- ----------- ----------
Balance,
December 31, 2004              -       -  15,427,732  15,428     586,169   (163,872)

Valuation of
Stock Options                  -       -           -       -       4,035           -

Net Loss for the
Six Month Ended
June 30, 2005                  -       -          -        -           -   (198,140)
                         -------- ------- ---------- -------- ----------- ----------
Balance,
June 30, 2005                  -  $    -  15,427,732 $ 15,428 $   590,204 $(362,012)
                         ======== ======= ========== ======== =========== ==========









               The accompanying notes are an integral part of
                  these consolidated financial statements

                                    F-23

                   Pacific Health Care Organization, Inc.
                          Statements of Cash Flows
                     For the Six Months Ended June 30,

                                                          2005         2004
                                                     ------------  ------------
                                                      (Unaudited)
Cash Flows from Operating Activities
------------------------------------
  Net Income (Loss)                                  $  (198,140)  $    97,016
  Adjustments to Reconcile Net Income to Net Cash:
   Depreciation                                           11,156        11,156
   Stock Options Issued for Services                       4,035             -
  Changes in Operating Assets & Liabilities:
   (Increase) Decrease in Prepaid Expenses                  (717)      (22,721)
   (Increase) Decrease in Accounts Receivable            (51,259)      (45,358)
   Increase (Decrease) in Accounts Payable                (4,345)      (15,493)
   Increase (Decrease) in Accrued Expenses                19,084        56,421
   Increase (Decrease) in Unearned Revenue                 9,947        15,285
                                                     ------------  ------------
        Net Cash Provided by Operating Activities       (210,239)       96,306

Cash Flows from Investing Activities
------------------------------------
  Purchase of Computer Equipment                               -        (5,092)
  Purchase of Furniture & Fixtures                             -             -
                                                     ------------  ------------
        Net Cash Used by Investing Activities                  -        (5,092)

Cash Flows from Financing Activities
------------------------------------
        Net Cash Provided by Financing Activities              -             -
                                                     ------------  ------------

        Increase (Decrease) in Cash                     (210,239)       91,214

        Cash at Beginning of Period                      506,675       398,352
                                                     ------------  ------------

        Cash at End of Period                        $   296,436   $   489,556
                                                     ============  ============

Supplemental Cash Flow Information
----------------------------------
   Interest                                          $         -   $         -
   Taxes                                                     293            77






               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-24

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 1 - Corporate History

Pacific Health Care Organization, Inc., was incorporated under the laws of the state of Utah on April 17, 1970 under the name Clear Air, Inc. On September 25, 2000, the Company changed its name to Pacific Health Care Organization, Inc. On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange in which the Company acquired all of the outstanding shares of Medex in exchange for 6,500,000 shares of the Company. The acquisition of Medex by the Company was accounted for as a reverse acquisition, and therefore Medex was considered the accounting acquirer. The financial statements, contained herein, are those of Medex Healthcare, Inc., for all periods presented.

The principle business of the Company is that of its wholly owned subsidiary Medex. Medex is in the business of managing and administering
Health Care Organizations ("HCOs").   HCOs are networks of medical
providers established to serve the Workers' Compensation industry. The California legislature mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications were necessary to be competitive. Instead of aligning with the competitor, the Company elected to go through the lengthy application process with the Department of Industrial Relations twice and subsequently received certification to operate two separate HCOs.

Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

The two HCO certifications obtained by the Company cover the entire state of California. The geographical area has a multi-billion dollar annual medical and indemnity Worker's Compensation cost. The two HCO networks have contracted with over 3,800 provider locations making the Company's HCOs capable of providing comprehensive medical services throughout this region.

NOTE 2 - Significant Accounting Policies

A.   Basis of Accounting
     -------------------

     The Company uses the accrual method of accounting.


                                    F-25

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 2 - Significant Accounting Policies (continued)

B.   Revenue Recognition
     -------------------

     The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

C.   Cash Equivalents
     ----------------

     The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.   Concentrations
     --------------

     Financial instruments that potentially subject Pacific Health Care Organization, Inc. (the Company) to concentrations of credit risks consist of cash and cash equivalents. The Company places its cash and cash equivalents at well-known, quality financial institutions.














                                    F-26


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 2 - Significant Accounting Policies (continued)

E.   Net Earnings (Loss) Per Share of Common Stock
     ---------------------------------------------

     The computation of earning (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Potentially issuable common shares totaling 817,964 related to warrants and 416,500 related to options were excluded from the calculation of fully diluted loss per share because their inclusion would have been anti-dilutive.

                                                  For the Six Month Ended
                                                             June 30,
                                                     2005          2004
                                                 ------------  ------------
                                                  (Unaudited)   (Unaudited)
     Basic Earnings per share:
      Income (Loss) (numerator)                  $  (198,140)  $    97,016
      Shares (demoninator)                        15,427,732    15,427,732
                                                 ------------  ------------
       Per Share Amount                          $      (.01)  $       .01
                                                 ============  ============

     Fully Diluted Earnings per share:
      Income (Loss) (numerator)                  $  (198,140)  $    97,016
      Shares (demoninator)                        15,427,732    15,427,732
                                                 ------------  ------------
      Per Share Amount                           $      (.01)  $       .01
                                                 ============  ============

F.   Depreciation
     ------------

     The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated over the lesser of the length of the lease of the related assets for the estimated lives of the assets.
     Depreciation is computed on the straight line method.

G.   Use of Estimates
     ----------------

     The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

H.   Principles of Consolidation
     ---------------------------

     The accompanying consolidated financial statements include the accounts of the company and it's wholly - owned subsidiary.
     Intercompany transactions and balances have been eliminated in consolidation.




                                    F-27

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 2 - Significant Accounting Policies (continued)

I.   Fair Value of Financial Instruments
     -----------------------------------

     The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.

J.   General and Administrative Costs
     --------------------------------

     General and administrative expenses include fees for office space, insurance, compensated absences, travel expenses and entertainment costs.

K.   Income Taxes
     ------------

     The Company utilizes the liability method of accounting of income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.

L.   Capital Structure
     -----------------

     The Company has two classes of stock. Preferred stock, 5,000,000 shares authorized, zero issued. Voting rights and liquidation preferences have not been determined. The Company also has voting common stock of 50,000,000 shares authorized, with 15,427,732 shares issued and outstanding. No dividends were paid in the 2005 and 2004 quarters.

M.   Stock-Based Compensation
     ------------------------

     As permitted by SFAS No. 123, the Company has elected to measure and record compensation cost relative to stock option costs in accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, which requires the company to record compensation using the Black-Scholes pricing model to estimate fair value of the options at the grant date.





                                    F-28

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 3 - New Technical Pronouncements

In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS. This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issues SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement also amends FASB Statement No. 67, ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS. The guidance in APB Opinion No. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.



                                    F-29

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 3 - New Technical Pronouncements (continued)

In December 2004, the FASB issued SFAS No. 123, SUMMARY OF STATEMENT NO. 123 (REVISED 2004). This Statement is a revision of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. This Statement supersedes APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES. The Company is currently evaluating the provisions of SFAS 123(R) and the impact that it will have on its share based employee compensation programs.

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company's consolidated financial statements.

NOTE 4 - Fixed Assets

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item. Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation which is 3 and 7 years for the office equipment, and furniture and fixtures, respectively. Scheduled below are the assets, costs and accumulated depreciation at June 30, 2005 and December 31, 2004.




                                    F-30

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

                                              Depreciation           Accumulated
                             Cost               Expense             Depreciation
                  --------------------- ---------------------- ---------------------
                      June    December      June     December      June    December
Assets             30, 2005   31, 2004   30, 2005    31, 2004   30, 2005   31, 2004
                  ---------- ---------- ----------  ---------- ---------- ----------
Computer
  Equipment       $  60,922  $  60,922  $   9,388   $  18,776  $  56,123  $  46,735
Furniture &
  Fixtures           24,766     24,766      1,768       3,536      9,469      7,701
                  ---------- ---------- ----------  ---------- ---------- ----------
      Totals      $  85,688  $  85,688  $  11,156   $  22,312  $  65,592  $  54,436
                  ========== ========== ==========  ========== ========== ==========


NOTE 5 - Income Taxes

The Company has adopted FASB 109 to account for income taxes. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carry forwards an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.

The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.

The Company has incurred losses that can be carried forward to offset future earnings if conditions of the Internal Revenue Codes are met. These losses are as follows:

                      Year of Loss              Amount     Expiration Date
                      ------------         -----------     ---------------
                              2000         $   44,590                2020
                              2001            296,397                2021
                              2002             35,262                2022
                              2003                  -                   -
                              2004                  -                   -
                              2005            198,140                2025

                                                  June 30,    December 31,
                                                    2005          2004
                                                ------------  ------------
                                                 (Unaudited)
    Current Tax Asset Value of Net
      Operating Loss                            $         -   $         -
    Carry forwards at Current Prevailing
      Federal Tax Rate                          $   123,084   $    55,716
                                                ------------  ------------
    Evaluation Allowance                           (123,084)      (55,716)
                                                ============  ============
    Net Tax Asset                               $         -   $         -
    Current Income Tax Expense                  $         -   $         -
    Deferred Income Tax Benefit                           -             -


The Company has remaining cumulative net operating loss carry forwards of $357,977 to be offset against future earnings.


                                    F-31


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 6 - Operating Leases

On March 1, 2001, the Company entered into a lease agreement to lease office space at 5150 East Pacific Coast Highway, Long Beach, California 90804. The Company paid $6,307 and $2,020 per month for a 1,154 square foot facility, for the periods ending February 28, 2004 and 2003, respectively.

An amendment to the lease was entered into on January 29, 2003 and commenced March 1, 2003, wherein the rentable square feet increased to 3,504 and the expiration date of the lease extended to February 28, 2006. The monthly lease payments also increased to $4,133 during the early months of the lease, to $6,482 at its expiration. A lease deposit of $6,174 was required prior to signing. The space the Company is leasing is sufficiently large enough to accommodate all of its administrative needs.


     Total Lease Commitments:                         Year        Amount
                                                   ----------  ------------
                                                         2005  $    77,438
                                                         2006       12,965
                                                         2007            -
                                                         2008            -
      Thereafter                                            -
                                                               ------------
      Total                                                    $    90,403
                                                               ============



Rent expense for the six months ended June 30, 2005 and December 31, 2004 was $40,247 and $76,973, respectively.

NOTE 7 - Stockholders' Equity

During 2004, the Board of Directors of the Company authorized the grant of 350,000 common stock options to an officer of a subsidiary company. The options vest upon the grant date and anniversary date of the grant at a rate of 100,000 on the date of grant, 100,000 after the first year, and 150,000 the following year. The exercise price of the stock options is $.05, $.10, and $.20 respectively.







                                    F-32


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 8 - Major Customers

The Company had two customers who, accounted for 10 percent, or more, of the Company's total revenues during the six months ended June 30, 2005 and the year ended December 31, 2004. The percentages of total revenues for the six months ended June 30, 2005 and the year ended December 31, 2004 are as follows:

                                                   June 30,    December 31,
                                                     2005          2004
                                                  -----------  ------------
                                                  (Unaudited)
     Customer A                                           14%           14%
     Customer B                                           12%           13%


NOTE 9 - Accrued and Other Liabilities

                                                   June 30,    December 31,
                                                     2005          2004
                                                  -----------  ------------
                                                  (Unaudited)
     Accrued liabilities consist of the following:
      Employment Enrollment Fees                  $  141,000   $   117,000
      Compensated Absences                            33,110        12,121
      Legal Fees                                      21,954        41,125
      Other                                            1,907         8,641
                                                  -----------  ------------
       Total                                      $  197,971   $   178,887
                                                  ===========  ============

NOTE 10 - Options for Purchase of Common Stock

In August 2002, the Company adopted a stock option plan. The Company adopted a plan which provides for the grant of options to officers, consultants and employees to acquire shares of the Company's common stock at a purchase price equal to or greater than fair market value as of the
date of the grant.   Options are exercisable six months after the grant
date and expire five years from the grant date. The exercise price of the options is $.05. The fair market value of the options at the date of grant was determined to be $.035 due to earlier issuances for cash of this stock. The plan calls for a total of 1,000,000 shares to be held for grant. A summary of activity follows;



                                    F-33

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 10 - Options for Purchase of Common Stock (continued)


2002 Stock Option Plan

                                                                 Weighted
                                                                  Average
                                                     Number      Exercise
                                                   of Shares       Price
                                                  -----------  ------------
     Outstanding, December 31, 2003                   66,250   $       .05
      Granted                                              -             -
      Exercised                                            -             -
      Canceled                                             -             -
                                                  -----------  ------------
     Outstanding, December 31, 2004                   66,250   $       .05
      Granted                                              -             -
      Exercised                                            -             -
      Canceled                                             -             -
                                                  -----------  ------------
     Outstanding, June 30, 2005                       66,250   $       .05
                                                  ===========  ============
     Exercisable, June 30, 2005                       66,250   $       .05
                                                  ===========  ============

In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $1,879 and $0 has been changed to compensation expense for the six months ended December 31, 2005 and December 31, 2004, respectively.

The fair value of the option grant was established at the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                   2005
                                                               ------------
     Risk-free interest rate                                        4.125%
     Dividend yield                                                     0%
     Volatility                                                       121%
     Average expected term (years to exercise date)                    1/2
                                                               ------------

Employee stock options outstanding and exercisable under this plan as of June 30, 2005 are:


                                                 Weighted
                                   Weighted       Average                   Weighted
       Range of                  Average of     Remaining                 Average of
       Exercise                    Exercise   Contractual                   Exercise
          Price       Options         Price  Life (years)      Options         Price
   ------------  ------------  ------------  ------------  -----------  ------------
   $       .05        66,250   $       .05          2.08       66,250   $       .05

                                    F-34


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 11 - Stock Option Agreement

On April 20, 2004, the board of directors agreed to a stock option agreement with an officer of a subsidiary company, effective as of October 11, 2004. The agreement calls for the grant of 350,000 options that rest and are exercisable as follows: 100,000 the first year, with an exercise price of $.05; 100,000 the second year, with an exercise price of $.10; and 150,000 the third year, with an exercise price of $.20. The options expire three years from the date of grant.

2004 Stock Option Agreement

                                                                 Weighted
                                                                  Average
                                                     Number      Exercise
                                                   of Shares       Price
                                                  -----------  ------------
     Outstanding, December 31, 2003                        -   $         -
      Granted                                        350,000           .11
      Exercised                                            -             -
      Canceled                                             -             -
                                                  -----------  ------------
     Outstanding, December 31, 2004                  350,000   $       .11
                                                  -----------  ------------
      Granted                                              -             -
      Exercised                                            -             -
      Canceled                                             -             -
                                                  -----------  ------------
     Outstanding, June 30, 2005                      350,000   $       .11
                                                  ===========  ============
     Exercisable, June 30, 2005                      100,000   $       .05
                                                  ===========  ============


In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $2,156 and $13,511 has been charged to compensation expense for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. The fair value of the option grant was established at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:


                                                                   2005
                                                               ------------
     Risk-free interest rate                                        4.125%
     Dividend yield                                                     0%
     Volatility                                                       121%
     Average expected term (years to exercise date)                      1


                                    F-35

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2005

NOTE 11 - Stock Option Agreement (continued)

Employee stock options outstanding and exercisable under this agreement as of June 30, 2005 are:

                                                 Weighted
                                   Weighted       Average                   Weighted
       Range of                  Average of     Remaining                 Average of
       Exercise                    Exercise   Contractual                   Exercise
          Price       Options         Price  Life (years)      Options         Price
   ------------  ------------  ------------  ------------  -----------  ------------
   $    .05-.11      350,000   $       .11          2.28      100,000   $       .05


NOTE 12 - Contingencies

The Company, its president and secretary are named defendants in a lawsuit filed by two shareholders, one of which was a former director of the Company. The action seeks cancellation of a stock issuance, an order for the Company's President to pay the Company $150,000 and other damages to be determined based upon allegations of breach of fiduciary duties. The Company, and its president, believe the suit is completely without merit and intend to vigorously defend its position.

NOTE 13 - Unaudited Information

The financial statements for the six months ended June 30, 2005, was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are in the opinion of management, necessary to properly reflect the results of the six months ended June 30, 2005, and are of a normal, recurring nature. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.


                                    F-36





                   Pacific Health Care Organization, Inc.
                          2005 Stock Option Plan


SECTION 1.     PURPOSE; DEFINITIONS.

     1.1 Purpose. The purpose of the Pacific Health Care Organization, Inc. (the "Company") 2005 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors, consultants, advisors and sales representatives whose past, present and/or potential contributions to the Company and its subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

          (d) "Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

          (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

          (f) "Company" means Pacific Health Care Organization, Inc., a corporation organized under the laws of the State of Utah.

          (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

          (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          (i) "Effective Date" means the date set forth in Section 13.1, below.



          (j) "Employee" means any employee, director, general partner, trustee (where the registrant is a business trust), officer or consultant or advisor.

          (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

          (l) "Holder" means a person who has received an award under the Plan.

          (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

          (n) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

          (p) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

          (q) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

          (r) "Plan" means the Pacific Health Care Organization, Inc., 2005 Stock Option Plan, as hereinafter amended from time to time.

          (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section 8.

          (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.








                                     2


          (u)  "Stock" means the Common Stock of the Company.

          (v) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

          (w) "Stock Option" or "Option" means any option to purchase shares of Stock that are granted pursuant to the Plan.

          (x) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

          (y) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2.     ADMINISTRATION.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such terms as the Board may in each case determine, and shall be subject to removal at any time by the Board.

     2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4, below, to award, pursuant to the terms of the Plan:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock,
(iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

          (a) to select the officers, key employees, directors, consultants, advisors and sales representatives of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                                     3

          (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

          (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

          (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.3  Interpretation of Plan.

          (a) Committee Authority. Subject to Section 4 and 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 3.     STOCK SUBJECT TO PLAN.

     3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million (1,000,000) shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.


                                     4


     3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.     ELIGIBILITY.

     Awards may be made or granted to key employees, officers, directors, consultants, advisors and sales representatives who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

SECTION 5.     REQUIRED SIX-MONTH HOLDING PERIOD.

     Any equity security issued under this Plan may not be sold prior to six months from the date of the grant of the related award without the approval of the Company.

SECTION 6.     STOCK OPTIONS.

     6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.


                                     5

     6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock. The exercise price per share of Stock purchasable under any options granted that are not Incentive Stock Option, shall be determined by the Committee at the time of grant.

          (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

          (c)  Exercisability.   Stock Options shall be exercisable at such
time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the day prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provision of
Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.


                                     6

          (e) Transferability. Unless otherwise determined by the Committee, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

          (f) Termination by Reason of Death. If a Holders' employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

          (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

          (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.


                                     7


          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

     6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

SECTION 7.     STOCK APPRECIATION RIGHTS.

     7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (a) Exercisability. Stock Appreciation Rights shall be exercisable as determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

          (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

          (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

          (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Rights shall not affect the number of shares of Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation right relates.


                                     8


SECTION 8.     RESTRICTED STOCK.

     8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

          (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vest requirements with respect thereto shall have been fulfilled;
(ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
(iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.


                                     9

          (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 9.     DEFERRED STOCK.

     9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

     9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

          (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), shares certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

          (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

          (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.



                                     10

          (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock awards (or such installment).

SECTION 10.    OTHER STOCK-BASED AWARDS.

     10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable, in value in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

     10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

     10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.

SECTION 11.    ACCELERATED VESTING AND EXERCISABILITY.

     If (i) any person or entity other than the Company and/or any stockholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.

SECTION 12.    AMENDMENT AND TERMINATION.

     Subject to Section 4 hereof, the Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.


                                     11


SECTION 13.    TERM OF PLAN.

     13.1 Effective Date. The Plan shall be effective as of November 18, 2005. ("Effective Date").

     13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

SECTION 14.    GENERAL PROVISIONS.

     14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

     14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     14.3 Employees.

          (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (b) Termination for Cause. The Committee may, in the event a Holder's employment with the company or a Subsidiary is terminated for cause, annul any award granted under this Plan to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.


                                     12

     14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or made arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Utah (without regard to choice of law provisions).

     14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

                                     13

     14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provision of any Agreement conflict with any terms or provision of the Plan, then such terms or provision shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

     14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.





                                     14





PROXY - PACIFIC HEALTH CARE ORGANIZATION, INC.

ANNUAL MEETING OF STOCKHOLDERS   NOVEMBER 18, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tom Kubota and Don Hellwig, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PACIFIC HEALTH CARE ORGANIZATION, INC., of record in the name of the undersigned at the close of business on October 21, 2005, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated October 20, 2005, receipt of which is acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                         (Please See Reverse Side)


PROXY - PACIFIC HEALTH CARE ORGANIZATION, INC.

ANNUAL MEETING OF STOCKHOLDERS   NOVEMBER 18, 2005



[Name and address of shareholder]



                              [ ] Mark this box with an X if you have made changes to your name or address details above.

[A]  PROPOSAL FOR THE ELECTION OF DIRECTOR

1. The Board of Directors recommends a vote FOR the listed nominees. If you wish to nominate and vote for someone other than the nominee listed below, please do so in the blank space below.


                    For   Withhold                        For     Withhold

Tom Kubota          [ ]   [ ]           Thomas Iwanski    [ ]     [ ]

Donald Hellwig      [ ]   [ ]           ______________    [ ]     [ ]


[B]       Other Proposals

The Board of Directors recommends a vote FOR the following proposals.


                                                   For    Against  Abstain

2. APPOINT CHISHOLM, BIERWOLF & NILSON AS
   THE INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM FOR THE 2004 FISCAL YEAR.      [ ]    [ ]      [ ]


3. APPROVE THE PACIFIC HEALTH CARE
   ORGANIZATION, INC., 2005 STOCK OPTION PLAN.    [ ]    [ ]      [ ]


4. IN THEIR DISCRETION, THE PROXIES ARE
   AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY AND ALL ADJOURNMENTS THEREOF.              [ ]    [ ]      [ ]



[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature 1 - Please keep signature within the box            (mm/dd/yyyy)

[                                                ]          [    /     /  ]
 ------------------------------------------------            -------------


Signature 2 - Please keep signature within the box Date       (mm/dd/yyyy)

[                                                ]          [    /     /  ]
 ------------------------------------------------            -------------
















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